UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/15

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

**Annual Report
and Shareholder Letter**
July 31, 2015

Franklin Global Real Estate Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Global Real Estate Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	22
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	33
Tax Information	34
Board Members and Officers	35
Shareholder Information	40

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Franklin Global Real Estate Fund

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including real estate investment trusts (REITs) and REIT-like entities.1

Performance Overview

For the 12 months ended July 31, 2015, the Fund’s Class A shares delivered a +3.27% cumulative total return. In comparison, the FTSE® EPRA®/NAREIT® Developed Index, which measures global real estate markets in North America, Europe and Asia, generated a +3.55% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth was mixed during the 12-month period ended July 31, 2015. In 2014’s second half, growth expanded due to increased consumer spending, business investment and federal defense spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports.

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in “equity” REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Second-quarter growth was healthier owing to increases in consumer spending, exports, state and local government spending, and residential fixed investment. Manufacturing and service activities continued to expand during the 12-month period, contributing to new jobs and a lower unemployment rate. Retail sales generally rose, as did home sales and prices amid declining mortgage rates.

The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. In June, the Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that medium-term inflation would move back to 2%. In July, Federal Reserve Board Chair Janet Yellen provided an optimistic economic assessment and restated that upcoming interest rate increases would likely be gradual and data dependent.

The global economy expanded moderately during the reporting period despite slower growth in some countries. Major developed market central banks reaffirmed accommodative monetary policies to support economic recovery. However, in emerging markets, some central banks raised interest rates to mitigate rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

In Europe, the U.K. economy grew, supported by services and manufacturing. The eurozone economy grew at its fastest pace in two years as Spain’s expansion gained momentum and France and Italy returned to growth in 2015. However, first-quarter growth in Germany, the region’s largest economy, slowed amid sluggish exports, and Greece slipped back into recession but passed reforms and entered new bailout negotiations by period-end. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded its asset purchases to help avoid deflation and boost the economy. The annual inflation rate rose beginning in May as services and food prices increased. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast.

In Asia, the Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose, but growth contracted in the second quarter. The BOJ lowered its economic growth and inflation forecasts twice during the period. China’s economy moderated as its government implemented market-friendly policies to help support more sustainable growth. Lower interest rates fueled stock market speculation and a surge up to mid-June in the domestic A-share market that generally boosted Asian markets. Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a major market pullback in the last six weeks of the period under review, exacerbated by some government measures. China’s market downturn triggered significant market declines in South Korea, Thailand, Taiwan and Singapore.

Global developed market stocks overall, as measured by the MSCI World Index, advanced during the 12-month period amid signs of economic improvement in Europe and Japan. Oil prices declined sharply owing largely to strong global supply, and gold

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FRANKLIN GLOBAL REAL ESTATE FUND

and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Global Real Estate Market Overview

Global real estate markets experienced mixed performance during the period under review, as real estate securities in some countries continued to benefit from improved global economic fundamentals, while others faced challenges. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, the U.K. and Germany led returns of global real estate markets, with the U.S. also producing solid gains. However, some European country markets did not fare as well. Greece, which has been subject to a recent economic and financial crisis, suffered a large decline, and Finland, Norway and the Netherlands also lost value. Elsewhere, Canada and Japan experienced losses.

Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/ regional, property type and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use currency forward contracts from time to time to help manage currency risk and the Fund’s exposure to various currencies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the office space sector, with holdings such as U.K.-based office REIT Derwent London. Shares of Derwent outperformed many European peers, as the central London office market continued to show strength. Derwent acquired assets early in the period and had a

Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Simon Property Group Inc.	5.1%
Retail REITs, U.S.
Mitsui Fudosan Co. Ltd.	3.5%
Diversified Real Estate Activities, Japan
Unibail-Rodamco SE	2.9%
Retail REITs, France
Equity Residential	2.7%
Residential REITs, U.S.
Mitsubishi Estate Co. Ltd.	2.6%
Diversified Real Estate Activities, Japan
Prologis Inc.	2.1%
Industrial REITs, U.S.
Boston Properties Inc.	1.9%
Office REITs, U.S.
Health Care REIT Inc.	1.9%
Health Care REITs, U.S.
Land Securities Group PLC	1.8%
Diversified REITs, U.K.
Hong Kong Land Holdings Ltd.	1.8%
Real Estate Operating Companies, Hong Kong

strong development pipeline and what we viewed as significant potential for rent reversions (i.e., rental renewals with amendments) in its portfolio. In our analysis, the company has growth potential and compares well fundamentally with its peers. Derwent expected healthy rental growth in 2015 amid robust tenant demand as vacancy levels remained low.

The Fund’s investment in U.S.-based storage REIT Extra Space Storage also enhanced relative performance over the reporting period. Shares of Extra Space Storage outperformed the REIT index, reflecting strong storage operating fundamentals. The company remained competitive in recent years as it sought to take advantage of consolidation opportunities within the storage sector by acquiring portfolios it believed had the potential to contribute to its revenues and earnings. Thus, in our analysis, the company continued to generate robust core operational results with accelerating revenue growth.

An overweighted investment in regional mall operator General Growth Properties also contributed to relative performance over the reporting period. The company outperformed the mall peer group and U.S. REITs, as measured by the Standard & Poor’s® U.S. Property Index, over the past year. In our analysis, the shares traded at a significant valuation discount. Fundamentally, we were encouraged by the company’s above-average year-over-year income growth and higher occupancy rates.

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FRANKLIN GLOBAL REAL ESTATE FUND

In contrast, key detractors from the Fund’s relative performance included stock selection in the diversified sector. Shares of Japanese diversified REIT Hulic underperformed the overall property benchmark during the reporting period, in contrast to its recent strong performance since its listing in February 2014. After Hulic’s announcement of a capital increase in October 2014, it performed poorly due to disappointment over lower-than-expected dividend growth. Although the trust aims to acquire high-quality properties in prime locations, a down-trend in capitalization rates, which is the ratio of net operating income to property asset value, led its management to become more cautious on near-term, aggressive investment.

Also weighing on results was security selection in the industrial property sector with holdings such as Singapore-based provider of logistics facilities Global Logistic Properties (GLP). The company’s shares underperformed the overall benchmark index during the reporting period. Company news has been mixed since early 2014 after the sale of a stake in its Chinese business. In December 2014, the company also announced a foray into the U.S. market through a partnership with Singapore-based sovereign wealth fund GIC to acquire a logistics real estate portfolio. Although GLP has been active in expanding its fund management platform, recycling capital and entering new markets, investors appeared confused with respect to the company’s direction. Furthermore, investors appeared concerned over currency moves and their impact on the company’s earnings. Last, company management seems to have become more cautious and revised downward its plans for development in China amid an uncertain economic backdrop.

Other detractors for the reporting period included an investment in Australian diversified REIT Stockland. The group owns and manages retail centers and develops residential communities and retirement villages. Over the past year, we held an overweighted position in the group, based on the company’s expectations of growing volumes and recovering margins in its residential division. Although the group achieved the highest level of residential sales deposits in five years and raised its earnings-per-share guidance throughout the year, the stock performed poorly recently, based on fears of a slowing housing market. In March 2015, the company released quarterly results indicating a decline in deposits compared with the prior quarter, adding fuel to investor fears.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2015, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL REAL ESTATE FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14	Change
A (FGRRX)	$8.83	$8.69	+$0.14
C (FCGRX)	$8.72	$8.58	+$0.14
R6 (N/A)	$8.88	$8.74	+$0.14
Advisor (FVGRX)	$8.88	$8.73	+$0.15

Distributions[1] (8/1/14–7/31/15)
Dividend
Share Class	Income
A	$0.1398
C	$0.0899
R6	$0.1783
Advisor	$0.1648

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
A					1.45%	1.61%
1-Year	+3.27%	-2.67%	$9,733	-5.66%
5-Year	+56.98%	+8.15%	$14,796	+9.44%
Since Inception (6/16/06)	+22.21%	+1.56%	$11,518	+1.20%
C					2.15%	2.31%
1-Year	+2.70%	+1.70%	$10,170	-1.59%
5-Year	+51.85%	+8.71%	$15,185	+9.99%
Since Inception (6/16/06)	+14.88%	+1.53%	$11,488	+1.17%
R6					0.99%	1.15%
1-Year	+3.71%	+3.71%	$10,371	+0.67%
Since Inception (5/1/13)	+6.23%	+2.72%	$10,623	+1.26%
Advisor					1.15%	1.31%
1-Year	+3.67%	+3.67%	$10,367	+0.51%
5-Year	+59.47%	+9.78%	$15,947	+11.14%
Since Inception (6/16/06)	+25.81%	+2.55%	$12,581	+2.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/16/06–7/31/15)

$20,000
$15,000
$10,000
$5,000
$0
6/06
7/07
7/09
7/11
7/13
7/15
$15,218
$11,518
Franklin Global Real Estate Fund
FTSE EPRA/NAREIT Developed Index[a]

Average Annual Total Return

Class A	7/31/15
1-Year	-2.67%
5-Year	+8.15%
Since Inception (6/16/06)	+1.56%

Class C (6/16/06–7/31/15)

$20,000
$15,000
$10,000
$5,000
$0
6/06
7/07
7/09
7/11
7/13
7/15
$15,218
$11,488
Franklin Global Real Estate Fund
FTSE EPRA/NAREIT Developed Index[a]

Average Annual Total Return

Class C	7/31/15
1-Year	+1.70%
5-Year	+8.71%
Since Inception (6/16/06)	+1.53%

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R6 (5/1/13–7/31/15)

$15,000
$10,000
$5,000
5/13
7/13
7/14
7/15
$10,673
$10,623
Franklin Global Real Estate Fund
FTSE EPRA/NAREIT Developed Index

Average Annual Total Return

Class R6	7/31/15
1-Year	+3.71%
Since Inception (5/1/13)	+2.72%

Advisor Class (6/16/06–7/31/15)

$20,000
$15,000
$10,000
$5,000
$0
6/06
7/07
7/09
7/11
7/13
7/15
$15,218
$12,581
Franklin Global Real Estate Fund
FTSE EPRA/NAREIT Developed Index

Average Annual Total Return

Advisor Class	7/31/15
1-Year	+3.67%
5-Year	+9.78%
Since Inception (6/16/06)	+2.55%

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 11/30/16. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 11/30/15. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GLOBAL REAL ESTATE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$954.90	$7.03
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
C
Actual	$1,000	$952.30	$10.41
Hypothetical (5% return before expenses)	$1,000	$1,014.13	$10.74
R6
Actual	$1,000	$957.20	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96
Advisor
Actual	$1,000	$957.20	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%;
C: 2.15%; R6: 0.99%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Real Estate Fund
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.69	$7.88	$7.42	$7.21	$6.40
Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.11	0.12	0.13
Net realized and unrealized gains (losses)	0.18	0.82	0.59	0.17	1.05
Total from investment operations	0.28	0.93	0.70	0.29	1.18
Less distributions from net investment income	(0.14)	(0.12)	(0.24)	(0.08)	(0.37)
Net asset value, end of year	$8.83	$8.69	$7.88	$7.42	$7.21

Total return[c]	3.27%	12.13%	9.44%	4.12%	18.98%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.58%	1.61%	1.62%	1.68%	1.73%
Expenses net of waiver and payments by affiliates and expense
reduction	1.45%[d]	1.45%[d]	1.44%[d]	1.37%	1.35%[d]
Net investment income	1.06%	1.31%	1.37%	1.72%	2.02%

Supplemental data
Net assets, end of year (000’s)	$102,228	$90,653	$86,575	$53,727	$57,141
Portfolio turnover rate	26.05%	22.37%	19.43%	25.74%	53.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.58	$7.80	$7.34	$7.17	$6.35
Income from investment operations[a]:
Net investment income[b]	0.03	0.05	0.05	0.07	0.09
Net realized and unrealized gains (losses)	0.20	0.81	0.59	0.16	1.04
Total from investment operations	0.23	0.86	0.64	0.23	1.13
Less distributions from net investment income	(0.09)	(0.08)	(0.18)	(0.06)	(0.31)
Net asset value, end of year	$8.72	$8.58	$7.80	$7.34	$7.17

Total return[c]	2.70%	11.28%	8.64%	3.39%	18.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	2.28%	2.31%	2.32%	2.38%	2.43%
Expenses net of waiver and payments by affiliates and expense
reduction	2.15%[d]	2.15%[d]	2.14%[d]	2.07%	2.05%[d]
Net investment income	0.36%	0.61%	0.67%	1.02%	1.32%

Supplemental data
Net assets, end of year (000’s)	$23,124	$20,896	$21,350	$12,043	$11,835
Portfolio turnover rate	26.05%	22.37%	19.43%	25.74%	53.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
	Year Ended July 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.74	$7.92	$8.70
Income from investment operations[b]:
Net investment income[c]	0.14	0.15	0.04
Net realized and unrealized gains (losses)	0.18	0.82	(0.82)
Total from investment operations	0.32	0.97	(0.78)
Less distributions from net investment income	(0.18)	(0.15)	—
Net asset value, end of year	$8.88	$8.74	$7.92

Total return[d]	3.71%	12.51%	(8.97)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.13%	1.15%	1.15%
Expenses net of waiver and payments by affiliates and expense reduction[f]	0.99%	0.99%	0.99%
Net investment income	1.52%	1.77%	1.82%

Supplemental data
Net assets, end of year (000’s)	$246	$768	$379
Portfolio turnover rate	26.05%	22.37%	19.43%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$7.91	$7.46	$7.23	$6.42
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.13	0.13	0.17
Net realized and unrealized gains (losses)	0.19	0.83	0.59	0.18	1.03
Total from investment operations	0.31	0.96	0.72	0.31	1.20
Less distributions from net investment income	(0.16)	(0.14)	(0.27)	(0.08)	(0.39)
Net asset value, end of year	$8.88	$8.73	$7.91	$7.46	$7.23

Total return	3.67%	12.39%	9.78%	4.48%	19.33%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.28%	1.31%	1.32%	1.38%	1.43%
Expenses net of waiver and payments by affiliates and expense
reduction	1.15%[c]	1.15%[c]	1.14%[c]	1.07%	1.05%[c]
Net investment income	1.36%	1.61%	1.67%	2.02%	2.32%

Supplemental data
Net assets, end of year (000’s)	$45,451	$52,423	$48,116	$39,255	$27,074
Portfolio turnover rate	26.05%	22.37%	19.43%	25.74%	53.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2015

Franklin Global Real Estate Fund
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 98.3%
Diversified Real Estate Activities 10.2%
CapitaLand Ltd.	Singapore	741,824	$1,741,206
Mitsubishi Estate Co. Ltd.	Japan	196,854	4,376,828
Mitsui Fudosan Co. Ltd.	Japan	211,595	6,025,446
Sun Hung Kai Properties Ltd.	Hong Kong	165,727	2,545,979
[a]Sun Hung Kai Properties Ltd., wts., 4/22/16	Hong Kong	13,577	36,602
Tokyo Tatemono Co. Ltd.	Japan	87,890	1,230,644
The Wharf Holdings Ltd.	Hong Kong	247,694	1,573,517
			17,530,222
Diversified REITs 9.9%
Activia Properties Inc.	Japan	1	8,409
[b]Activia Properties Inc., 144A	Japan	114	958,663
American Assets Trust Inc.	United States	30,543	1,271,200
British Land Co. PLC	United Kingdom	180,571	2,371,069
Canadian REIT	Canada	24,450	794,873
Duke Realty Corp.	United States	64,800	1,307,016
Hulic REIT Inc.	Japan	292	386,238
[b]Hulic REIT Inc., 144A	Japan	487	644,172
Kenedix Office Investment Corp.	Japan	260	1,204,422
Land Securities Group PLC	United Kingdom	154,905	3,139,355
Mirvac Group	Australia	741,140	1,023,952
Stockland	Australia	550,012	1,708,750
Wereldhave N.V.	Netherlands	14,636	865,742
WP Carey Inc.	United States	21,318	1,304,448
			16,988,309
Health Care REITs 5.9%
HCP Inc.	United States	50,554	1,953,407
Health Care REIT Inc.	United States	46,658	3,236,665
OMEGA Healthcare Investors Inc.	United States	22,400	812,224
Sabra Health Care REIT Inc.	United States	33,260	909,661
Ventas Inc.	United States	46,309	3,106,871
			10,018,828
Homebuilding 0.3%
D.R. Horton Inc.	United States	18,470	548,374
Hotel & Resort REITs 3.5%
Hoshino Resorts REIT Inc.	Japan	42	459,963
Host Hotels & Resorts Inc.	United States	97,320	1,886,062
Pebblebrook Hotel Trust	United States	40,960	1,667,072
Summit Hotel Properties Inc.	United States	59,000	804,170
Sunstone Hotel Investors Inc.	United States	77,668	1,092,789
			5,910,056
Hotels, Resorts & Cruise Lines 0.9%
[a]Hilton Worldwide Holdings Inc.	United States	30,190	810,602
Melia Hotels International SA	Spain	54,977	791,706
			1,602,308

18 | Annual Report

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		FRANKLIN GLOBAL TRUST
	STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrial REITs 5.4%
First Industrial Realty Trust Inc.	United States	55,500	$1,162,170
Goodman Group	Australia	428,559	2,048,829
Mapletree Logistics Trust	Singapore	706,337	571,516
Nippon Prologis REIT Inc.	Japan	556	1,097,103
PLA Administradora Industrial S de RL de CV	Mexico	196,900	398,567
[b]PLA Administradora Industrial S de RL de CV, 144A	Mexico	160,300	324,481
Prologis Inc.	United States	89,720	3,643,529
			9,246,195
Office REITs 12.2%
Alexandria Real Estate Equities Inc.	United States	24,284	2,251,370
Boston Properties Inc.	United States	26,932	3,320,177
Daiwa Office Investment Corp.	Japan	35	172,867
[b]Daiwa Office Investment Corp., 144A	Japan	97	479,090
Derwent London PLC	United Kingdom	36,168	2,052,717
Great Portland Estates PLC	United Kingdom	150,173	1,951,984
Highwoods Properties Inc.	United States	27,166	1,149,937
Japan Real Estate Investment Corp.	Japan	229	1,027,552
Kilroy Realty Corp.	United States	35,130	2,488,961
Paramount Group Inc.	United States	47,560	849,897
SL Green Realty Corp.	United States	20,259	2,332,621
Vornado Realty Trust	United States	27,925	2,724,084
			20,801,257
Real Estate Development 2.0%
[a]Cheung Kong Property Holdings Ltd.	Hong Kong	59,500	495,792
China Overseas Land & Investment Ltd.	China	244,158	768,441
China Resources Land Ltd.	China	186,000	520,622
KWG Property Holdings Ltd.	China	752,000	561,625
Sino Land Co. Ltd.	Hong Kong	648,645	1,009,030
			3,355,510
Real Estate Operating Companies 8.3%
[a,b]ADO Properties SA, 144A	Germany	22,800	489,623
Brookfield Property Partners LP	United States	51,200	1,036,996
Castellum AB	Sweden	45,750	652,374
Deutsche Annington Immobilien SE	Germany	56,887	1,774,646
Deutsche Euroshop AG	Germany	17,627	786,500
[b]Deutsche Euroshop AG, 144A	Germany	2,790	124,487
Global Logistic Properties Ltd.	Singapore	675,410	1,132,371
Hemfosa Fastigheter AB	Sweden	38,240	413,397
[b]Hemfosa Fastigheter AB, 144A	Sweden	33,880	366,263
[a]Hispania Activos Inmobiliarios SAU	Spain	854	13,039
[a,b]Hispania Activos Inmobiliarios SAU, 144A	Spain	15,246	232,783
Hong Kong Land Holdings Ltd.	Hong Kong	403,659	3,108,174
Hufvudstaden AB, A	Sweden	77,466	1,002,250
Hysan Development Co. Ltd.	Hong Kong	245,624	1,056,614
LEG Immobilien AG	Germany	4,290	312,005
[b]LEG Immobilien AG, 144A	Germany	10,794	785,030
Unite Group PLC	United Kingdom	81,993	807,805
[b]Unite Group PLC, 144A	United Kingdom	4,173	41,113
			14,135,470

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Residential REITs 10.3%
Apartment Investment & Management Co., A	United States	53,097	$2,075,031
AvalonBay Communities Inc.	United States	16,248	2,800,180
Equity Lifestyle Properties Inc.	United States	27,202	1,574,452
Equity Residential	United States	62,723	4,692,308
Essex Property Trust Inc.	United States	13,600	3,058,776
Invincible Investment Corp.	Japan	2,162	1,151,578
UDR Inc.	United States	66,297	2,241,501
			17,593,826
Retail REITs 23.8%
Brixmor Property Group Inc.	United States	35,600	871,132
CapitaLand Mall Trust	Singapore	164,194	239,376
Eurocommercial Properties NV, IDR	Netherlands	17,074	736,975
Federal Realty Investment Trust	United States	12,140	1,660,631
General Growth Properties Inc.	United States	83,216	2,258,482
Hammerson PLC	United Kingdom	200,043	2,055,178
Kenedix Retail REIT Corp.	Japan	9	20,069
[b]Kenedix Retail REIT Corp., 144A	Japan	164	365,694
Kimco Realty Corp.	United States	37,751	932,827
Klepierre	France	41,218	1,876,460
The Link REIT	Hong Kong	425,966	2,505,472
The Macerich Co.	United States	21,593	1,709,302
Realty Income Corp.	United States	42,024	2,029,339
Regency Centers Corp.	United States	30,681	1,962,664
RioCan REIT	Canada	45,133	924,469
Scentre Group	Australia	635,550	1,839,765
Simon Property Group Inc.	United States	47,010	8,801,212
Taubman Centers Inc.	United States	16,771	1,254,471
Unibail-Rodamco SE	France	18,816	5,007,962
Weingarten Realty Investors	United States	35,560	1,251,001
Westfield Corp.	Australia	332,689	2,439,252
			40,741,733
Specialized REITs 5.6%
Coresite Realty Corp.	United States	15,031	754,556
CubeSmart	United States	62,447	1,633,614
CyrusOne Inc.	United States	22,100	679,354
Digital Realty Trust Inc.	United States	22,927	1,473,518
Extra Space Storage Inc.	United States	27,871	2,049,076
Public Storage	United States	14,988	3,075,238
			9,665,356
Total Common Stocks and Other Equity Interests
(Cost $125,654,027)			168,137,444

20 | Annual Report

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		FRANKLIN GLOBAL TRUST
	STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)
		Principal
	Country	Amount*	Value
Short Term Investments (Cost $2,300,000) 1.3%
Time Deposits 1.3%
Royal Bank Of Canada, 0.05%, 8/03/15	United States	2,300,000	$2,300,000
Total Investments (Cost $127,954,027) 99.6%			170,437,444
Other Assets, less Liabilities 0.4%			611,956
Net Assets 100.0%			$171,049,400

See Abbreviations on page 32.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At July 31, 2015, the aggregate value of these securities was $4,811,399, representing 2.81% of net assets.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 21

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2015

Franklin Global Real Estate Fund

Assets:
Investments in securities:
Cost	$127,954,027
Value	$170,437,444
Cash	297,132
Foreign currency, at value (cost $303,230)	304,054
Receivables:
Capital shares sold	191,392
Dividends	217,881
Other assets	1,507
Total assets	171,449,410
Liabilities:
Payables:
Capital shares redeemed	162,457
Management fees	127,830
Distribution fees	45,561
Transfer agent fees	37,438
Accrued expenses and other liabilities	26,724
Total liabilities	400,010
Net assets, at value	$171,049,400
Net assets consist of:
Paid-in capital	$193,194,430
Distributions in excess of net investment income	(817,892)
Net unrealized appreciation (depreciation)	42,477,885
Accumulated net realized gain (loss)	(63,805,023)
Net assets, at value	$171,049,400
Class A:
Net assets, at value	$102,228,152
Shares outstanding	11,572,050
Net asset value per share[a]	$8.83
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.37
Class C:
Net assets, at value	$23,123,736
Shares outstanding	2,653,195
Net asset value and maximum offering price per share[a]	$8.72
Class R6:
Net assets, at value	$246,291
Shares outstanding	27,727
Net asset value and maximum offering price per share	$8.88
Advisor Class:
Net assets, at value	$45,451,221
Shares outstanding	5,118,099
Net asset value and maximum offering price per share	$8.88

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2015

Franklin Global Real Estate Fund

Investment income:
Dividends	$4,293,544
Interest	972
Income from securities loaned	1,371
Total investment income	4,295,887
Expenses:
Management fees (Note 3a)	1,710,918
Distribution fees: (Note 3c)
Class A	292,567
Class C	225,063
Transfer agent fees: (Note 3e)
Class A	161,387
Class C	37,249
Class R6	115
Advisor Class	83,663
Custodian fees (Note 4)	14,777
Reports to shareholders	40,272
Registration and filing fees	66,570
Professional fees	53,709
Trustees’ fees and expenses	6,424
Other	14,915
Total expenses	2,707,629
Expense reductions (Note 4)	(91)
Expenses waived/paid by affiliates (Note 3f)	(230,664)
Net expenses	2,476,874
Net investment income	1,819,013
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,866,725
Realized gain distributions from REITs	628,068
Foreign currency transactions	(37,656)
Net realized gain (loss)	4,457,137
Net change in unrealized appreciation (depreciation) on:
Investments	(1,030,271)
Translation of other assets and liabilities denominated in foreign currencies	(3,329)
Net change in unrealized appreciation (depreciation)	(1,033,600)
Net realized and unrealized gain (loss)	3,423,537
Net increase (decrease) in net assets resulting from operations	$5,242,550

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Real Estate Fund

	Year Ended July 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,819,013	$2,051,143
Net realized gain (loss)	4,457,137	1,703,424
Net change in unrealized appreciation (depreciation)	(1,033,600)	13,842,447
Net increase (decrease) in net assets resulting from operations	5,242,550	17,597,014
Distributions to shareholders from:
Net investment income:
Class A	(1,474,780)	(1,261,562)
Class C	(220,946)	(198,655)
Class R6	(15,459)	(7,455)
Advisor Class	(977,839)	(852,479)
Total distributions to shareholders	(2,689,024)	(2,320,151)
Capital share transactions: (Note 2)
Class A	10,431,964	(4,302,184)
Class C	1,986,128	(2,351,203)
Class R6	(562,585)	326,013
Advisor Class	(8,099,218)	(631,433)
Total capital share transactions	3,756,289	(6,958,807)
Net increase (decrease) in net assets	6,309,815	8,318,056
Net assets:
Beginning of year	164,739,585	156,421,529
End of year	$171,049,400	$164,739,585
Distributions in excess of net investment income included in net assets, end of year	$(817,892)	$(1,278,079)

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Real Estate Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

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Annual Report

| 25

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At July 31, 2015, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
	2015			2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,180,359	$28,576,850	2,340,901	$18,868,053
Shares issued in reinvestment of distributions	160,334	1,381,528	157,274	1,195,925
Shares redeemed	(2,204,762)	(19,526,414)	(3,054,880)	(24,366,162)
Net increase (decrease)	1,135,931	$10,431,964	(556,705)	$(4,302,184)
Class C Shares:
Shares sold	816,446	$7,228,806	481,358	$3,871,682
Shares issued in reinvestment of distributions	22,594	193,925	22,960	172,429
Shares redeemed	(620,953)	(5,436,603)	(808,171)	(6,395,314)
Net increase (decrease)	218,087	$1,986,128	(303,853)	$(2,351,203)
Class R6 Shares:
Shares sold	36,191	$301,956	39,593	$322,970
Shares issued in reinvestment of distributions	1,793	15,459	974	7,455
Shares redeemed	(98,157)	(880,000)	(575)	(4,412)
Net increase (decrease)	(60,173)	$(562,585)	39,992	$326,013
Advisor Class Shares:
Shares sold	492,723	$4,389,632	408,271	$3,311,576
Shares issued in reinvestment of distributions	46,674	402,730	45,010	344,457
Shares redeemed	(1,426,315)	(12,891,580)	(528,657)	(4,287,466)
Net increase (decrease)	(886,918)	$(8,099,218)	(75,376)	$(631,433)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board set the current rate at 0.30% per year for Class A shares. On July 15, 2015, the Board approved to set the rate at 0.25% per year for Class A, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$57,417
CDSC retained	$3,782

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2015, the Fund paid transfer agent fees of $282,414, of which $136,009 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 0.99% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$520,205
2017	22,811,914
2018	35,647,494
2019	557,818
Total capital loss carryforwards	$59,537,431

During the year ended July 31, 2015, the Fund utilized $3,687,717 of capital loss carryforwards.

The tax character of distributions paid during the years ended July 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$2,689,024	$2,320,151

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

At July 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$134,270,497

Unrealized appreciation	$44,489,289
Unrealized depreciation	(8,322,342)
Net unrealized appreciation (depreciation)	$36,166,947

Distributable earnings - undistributed ordinary income	$1,230,979

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, aggregated $48,428,208 and $43,817,217, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2015, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$168,137,444	$—	$—	$168,137,444
Short Term Investments.	—	2,300,000	—	2,300,000
Total Investments in Securities	$168,137,444	$2,300,000	$—	$170,437,444

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common stocks as well as other equity investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
IDR	International Depositary Receipt
REIT	Real Estate Investment Trust

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

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Tax Information (unaudited)

Franklin Global Real Estate Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $913,627 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL REAL ESTATE FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Global Real Estate Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the

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FRANKLIN GLOBAL REAL ESTATE FUND

SHAREHOLDER INFORMATION

industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Class A shares to be in the second-highest performing quintile of such performance universe in 2014, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period and the second-highest performing quintile of such performance universe for the previous five-year period. The Board noted that a new portfolio manager was added to the Fund in 2013 and that performance had improved, with returns 59 basis points above the median for this past year.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was within five basis points above the median for its Lipper expense group, but the Fund’s actual total expense ratio was within approximately five basis points of the median. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses

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FRANKLIN GLOBAL REAL ESTATE FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
July 31, 2015

Franklin Large Cap Equity Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Large Cap Equity Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	32
Tax Information	33
Board Members and Officers	34
Shareholder Information	39

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Annual Report

Franklin Large Cap Equity Fund

This annual report for Franklin Large Cap Equity Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000® Index at the time of purchase.1 The Fund attempts to minimize capital gains distributions.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +11.15% for the 12 months under review. In comparison, the Fund’s benchmark, the Standard & Poor’s 500® Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +11.21%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Geographic Breakdown

7/31/15

% of Total
Net Assets
U.S.	93.0%
U.K.	1.7%
Singapore	0.9%
Short-Term Investments & Other Net Assets	4.4%

Economic and Market Overview

U.S. economic growth was mixed during the 12-month period ended July 31, 2015. In 2014’s second half, growth expanded due to increased consumer spending, business investment and federal defense spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports. Second-quarter growth was healthier owing to increases in consumer spending, exports, state and local government spending, and residential fixed investment. Manufacturing and service activities continued to expand during the 12-month period, contributing to new jobs and a lower unemployment rate. Retail sales generally rose, as did home sales and prices amid declining mortgage rates.

The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. In June, the Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that medium-term inflation would move back to 2%. In July, Federal Reserve Board Chair Janet Yellen provided an optimistic economic assessment and restated that upcoming interest rate increases would likely be gradual and data dependent.

The global economy expanded moderately during the reporting period despite slower growth in some countries. Major developed market central banks reaffirmed accommodative monetary policies to support economic recovery. However, in emerging markets, some central banks raised interest rates to mitigate rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represent the majority of the U.S. market’s total capitalization. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investment Group.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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FRANKLIN LARGE CAP EQUITY FUND

In Europe, the U.K. economy grew, supported by services and manufacturing. The eurozone economy grew at its fastest pace in two years as Spain’s expansion gained momentum and France and Italy returned to growth in 2015. However, first-quarter growth in Germany, the region’s largest economy, slowed amid sluggish exports, and Greece slipped back into recession but passed reforms and entered new bailout negotiations by period-end. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded its asset purchases to help avoid deflation and boost the economy. The annual inflation rate rose beginning in May as services and food prices increased. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 euro-zone growth forecast.

In Asia, the Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose, but growth contracted in the second quarter. The BOJ lowered its economic growth and inflation forecasts twice during the period. China’s economy moderated as its government implemented market-friendly policies to help support more sustainable growth. Lower interest rates fueled stock market speculation and a surge up to mid-June in the domestic A-share market that generally boosted Asian markets. Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a major market pullback in the last six weeks of the period under review, exacerbated by some government measures. China’s market downturn triggered significant market declines in South Korea, Thailand, Taiwan and Singapore.

Global developed market stocks overall, as measured by the MSCI World Index, advanced during the 12-month period amid signs of economic improvement in Europe and Japan. Oil prices declined sharply owing largely to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Top 10 Sectors/Industries
7/31/15
% of Total
Net Assets
Software	6.5%
Biotechnology	5.8%
Banks	5.5%
Oil, Gas & Consumable Fuels	5.1%
Chemicals	4.9%
Internet Software & Services	4.6%
Capital Markets	4.2%
Media	4.2%
Insurance	3.9%
Semiconductors & Semiconductor Equipment	3.8%

Investment Strategy

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, sectors (with some attention to the sector weightings in the Fund’s comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the dividend growth history. We employ a thematic approach to identify sectors that may benefit from longer term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors. We also seek to identify companies that we believe are temporarily out of favor with investors but have a good intermediate- or long-term outlook.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the benchmark S&P 500, key contributors to the Fund’s performance included stock selection and an overweighting in consumer discretionary and stock selection in health care and materials.3 In consumer discretionary, our positions in coffee roaster and retailer

3. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; leisure products; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The materials sector comprises chemicals in the SOI.

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Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.7%
Technology Hardware, Storage & Peripherals
Google Inc., A & C	2.9%
Internet Software & Services
MetLife Inc.	2.4%
Insurance
NIKE Inc., B	2.3%
Textiles, Apparel & Luxury Goods
Gilead Sciences Inc.	2.3%
Biotechnology
BlackRock Inc.	2.3%
Capital Markets
Abbott Laboratories	2.3%
Health Care Equipment & Supplies
Starbucks Corp.	2.2%
Hotels, Restaurants & Leisure
Celgene Corp.	2.2%
Biotechnology
Walt Disney Co.	2.2%
Media

Starbucks and global athletic equipment and apparel manufacturer NIKE bolstered results. Starbucks reported solid earnings growth during the period, driven by higher comparative sales, the addition of new stores and increased customer transactions. NIKE delivered stronger-than-expected earnings growth in its fiscal year ended May 31, reflecting gross margin expansion amid robust revenue growth across geographic regions and nearly all key categories. The Fund’s health care holdings overall performed well, led by Regeneron Pharmaceuticals, which reported strong sales of eye-disease treatment Eylea. The biopharmaceutical firm recently announced the Food and Drug Administration’s approval of Praluent, the first in a new class of strong cholesterol-lowering drugs that it developed with French drugmaker Sanofi. In the materials sector, our off-benchmark investment in Cytec Industries aided Fund performance as shares surged after the specialty materials and chemicals company announced that it entered into a definitive agreement to be acquired by Belgium-based chemicals company Solvay. Outside of these sectors, notable contributors included an off-benchmark investment in Fortinet, a global cyber security solutions provider.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrials, financials and energy sectors.4 In industrials, our position in Cummins hurt results as the diesel and natural gas engine manufacturer was negatively affected by slower economic growth in several emerging market countries, notably Brazil, and a strong U.S. dollar. However, North American demand, acquisitions and new products helped the company generate stronger-than-expected second-quarter earnings and affirm its solid full-year 2015 revenue guidance. In the financials sector, global payments and travel company American Express5 hindered results as its share price declined amid investor concerns about a large loan-loss provision in 2014’s fourth quarter and the termination in March 2016 of its U.S. co-brand and merchant acceptance agreements with Costco Wholesale (a Fund holding). In the energy sector, major detractors included integrated energy company Chevron and independent oil and gas exploration company Anadarko Petroleum. Energy stocks underperformed the broad stock market as crude oil prices plummeted during the period amid an oversupply and investor concerns about the potential return of Iranian oil to the global market. The United Nations approved lifting international economic sanctions against Iran following a nuclear agreement. Although the Fund’s overall information technology (IT)6 holdings delivered double-digit returns, there were some detractors, notably an off-benchmark position in Stratasys,5 a leading additive manufacturing (3D printing) original equipment manufacturer.

4. The industrials sector comprises aerospace and defense, electrical equipment, industrial conglomerates, machinery, and road and rail in the SOI. The financials sector comprises banks, capital markets, consumer finance, insurance and real estate investment trusts in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. Not held at period-end.

6. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LARGE CAP EQUITY FUND

Thank you for your continued participation in Franklin Large Cap Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LARGE CAP EQUITY FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14		Change
A (FLCAX)	$8.45	$8.25	+$	0.20
C (N/A)	$8.20	$8.07	+$	0.13
R (N/A)	$8.43	$8.25	+$	0.18
Advisor (FLCIX)	$8.51	$8.31	+$	0.20

Distributions[1] (8/1/14–7/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0071	$0.1122		$0.5368	$0.6561
C	—	$0.1122		$0.5368	$0.6490
R	$0.0006	$0.1122		$0.5368	$0.6496
Advisor	$0.0286	$0.1122		$0.5368	$0.6776

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

Performance as of 7/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
A					1.25%	1.36%
1-Year	+11.15%	+4.76%	$10,476	+0.46%
5-Year	+91.23%	+12.50%	$18,023	+13.30%
Since Inception (9/30/08)	+85.41%	+8.51%	$17,474	+8.30%
C					1.95%	2.06%
1-Year	+10.42%	+9.42%	$10,942	+4.92%
5-Year	+85.74%	+13.18%	$18,574	+14.00%
Since Inception (9/30/08)	+77.93%	+8.80%	$17,793	+8.60%
R					1.45%	1.56%
1-Year	+10.81%	+10.81%	$11,081	+6.39%
5-Year	+89.78%	+13.67%	$18,978	+14.50%
Since Inception (9/30/08)	+83.48%	+9.29%	$18,348	+9.10%
Advisor					0.95%	1.06%
1-Year	+11.36%	+11.36%	$11,136	+6.95%
5-Year	+94.76%	+14.26%	$19,476	+15.12%
10-Year	+87.20%	+6.47%	$18,720	+6.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, sectors or general market conditions. A “blend” strategy of investing in both growth and value stocks carries the risk that growth stocks can fall dramatically in price if the company fails to meet projections of future earnings or revenues and/or that value stocks may not increase in value as anticipated if other investors fail to recognize the company’s value. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund’s investments in foreign company stocks involve special risks including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 11/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LARGE CAP EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LARGE CAP EQUITY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$1,094.10	$6.49
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
C
Actual	$1,000	$1,091.90	$10.11
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.74
R
Actual	$1,000	$1,092.00	$7.52
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.25
Advisor
Actual	$1,000	$1,095.50	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%;
C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Large Cap Equity Fund
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.25	$7.43	$6.09	$6.21	$5.00
Income from investment operations[a]:
Net investment income[b]	0.01	—[c]	0.01	0.02	0.01
Net realized and unrealized gains (losses)	0.85	1.11	1.35	(0.13)	1.21
Total from investment operations	0.86	1.11	1.36	(0.11)	1.22
Less distributions from:
Net investment income	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized gains	(0.65)	(0.28)	—	—	—
Total distributions	(0.66)	(0.29)	(0.02)	(0.01)	(0.01)
Net asset value, end of year	$8.45	$8.25	$7.43	$6.09	$6.21

Total return[d]	11.15%	15.23%	22.14%	(1.71)%	24.35%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.35%	1.36%	1.39%	1.41%	1.41%
Expenses net of waiver and payments by affiliates	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.11%	0.06%	0.21%	0.26%	0.15%

Supplemental data
Net assets, end of year (000’s)	$20,136	$12,796	$8,911	$6,842	$6,205
Portfolio turnover rate	37.98%	50.39%	33.77%	21.88%	24.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.07	$7.31	$6.02	$6.14	$4.97
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.05)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses)	0.83	1.09	1.32	(0.10)	1.20
Total from investment operations	0.78	1.04	1.29	(0.12)	1.17
Less distributions from net realized gains	(0.65)	(0.28)	—	—	—
Net asset value, end of year	$8.20	$8.07	$7.31	$6.02	$6.14

Total return[c]	10.42%	14.37%	21.43%	(1.95)%	23.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.05%	2.05%	2.07%	2.07%	2.08%
Expenses net of waiver and payments by affiliates	1.95%	1.94%	1.93%	1.91%	1.92%
Net investment income (loss)	(0.59)%	(0.63)%	(0.47)%	(0.40)%	(0.52)%

Supplemental data
Net assets, end of year (000’s)	$4,062	$3,330	$2,214	$1,116	$1,221
Portfolio turnover rate	37.98%	50.39%	33.77%	21.88%	24.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
		Year Ended July 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.25	$7.44	$6.10	$6.20	$5.00
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.01)	—[c]	—[c]	(—)[c]
Net realized and unrealized gains (losses)	0.84	1.10	1.35	(0.09)	1.20
Total from investment operations	0.83	1.09	1.35	(0.09)	1.20
Less distributions from:
Net investment income	(—)[c]	(—)[c]	(0.01)	(0.01)	—
Net realized gains	(0.65)	(0.28)	—	—	—
Total distributions	(0.65)	(0.28)	(0.01)	(0.01)	—
Net asset value, end of year	$8.43	$8.25	$7.44	$6.10	$6.20

Total return	10.81%	14.99%	21.91%	(1.48)%	24.00%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.55%	1.56%	1.59%	1.61%	1.61%
Expenses net of waiver and payments by affiliates	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.09)%	(0.14)%	0.01%	0.06%	(0.05)%

Supplemental data
Net assets, end of year (000’s)	$19	$14	$24	$15	$12
Portfolio turnover rate	37.98%	50.39%	33.77%	21.88%	24.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

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			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.31	$7.47	$6.12	$6.22	$5.01
Income from investment operations[a]:
Net investment income[b]	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gains (losses)	0.85	1.12	1.36	(0.10)	1.20
Total from investment operations	0.88	1.15	1.39	(0.07)	1.23
Less distributions from:
Net investment income	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)
Net realized gains	(0.65)	(0.28)	—	—	—
Total distributions	(0.68)	(0.31)	(0.04)	(0.03)	(0.02)
Net asset value, end of year	$8.51	$8.31	$7.47	$6.12	$6.22

Total return	11.36%	15.59%	22.71%	(1.07)%	24.63%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.05%	1.06%	1.09%	1.11%	1.11%
Expenses net of waiver and payments by affiliates	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.41%	0.36%	0.51%	0.56%	0.45%

Supplemental data
Net assets, end of year (000’s)	$196,285	$147,173	$105,558	$86,143	$84,930
Portfolio turnover rate	37.98%	50.39%	33.77%	21.88%	24.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2015

Franklin Large Cap Equity Fund
	Shares	Value
Common Stocks 95.6%
Aerospace & Defense 1.6%
United Technologies Corp.	35,000	$3,510,850
Auto Components 1.6%
BorgWarner Inc.	73,000	3,628,830
Banks 5.5%
Bank of America Corp.	135,000	2,413,800
JPMorgan Chase & Co.	65,000	4,454,450
[a]Signature Bank	23,000	3,348,570
U.S. Bancorp	40,000	1,808,400
		12,025,220
Beverages 2.1%
PepsiCo Inc.	47,000	4,528,450
Biotechnology 5.8%
[a]Celgene Corp.	37,000	4,856,250
Gilead Sciences Inc.	43,000	5,067,980
[a]Regeneron Pharmaceuticals Inc.	5,000	2,768,300
		12,692,530
Capital Markets 4.2%
BlackRock Inc.	15,000	5,044,800
Morgan Stanley	110,000	4,272,400
		9,317,200
Chemicals 4.9%
Cytec Industries Inc.	62,000	4,602,260
The Dow Chemical Co.	90,000	4,235,400
Praxair Inc.	17,000	1,940,380
		10,778,040
Communications Equipment 2.0%
QUALCOMM Inc.	70,000	4,507,300
Consumer Finance 1.4%
Discover Financial Services	54,000	3,013,740
Electrical Equipment 1.4%
AMETEK Inc.	60,000	3,183,000
Energy Equipment & Services 0.9%
Schlumberger Ltd.	23,700	1,962,834
Food & Staples Retailing 3.7%
Costco Wholesale Corp.	31,000	4,504,300
CVS Health Corp.	33,000	3,711,510
		8,215,810
Food Products 1.5%
Mondelez International Inc., A	75,500	3,407,315
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	99,000	5,018,310
Health Care Providers & Services 2.0%
McKesson Corp.	20,000	4,411,400

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STATEMENT OF INVESTMENTS

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care Technology 1.6%
[a]Cerner Corp.	50,000	$3,586,000
Hotels, Restaurants & Leisure 3.2%
[a]Chipotle Mexican Grill Inc.	3,000	2,226,690
Starbucks Corp.	84,000	4,866,120
		7,092,810
Industrial Conglomerates 1.5%
Danaher Corp.	36,000	3,296,160
Insurance 3.9%
ACE Ltd.	30,000	3,263,100
MetLife Inc.	95,000	5,295,300
		8,558,400
Internet Software & Services 4.6%
[a]Facebook Inc., A	40,000	3,760,400
[a]Google Inc., A	2,000	1,315,000
[a]Google Inc., C	8,021	5,018,017
		10,093,417
IT Services 2.1%
MasterCard Inc., A	47,000	4,577,800
Leisure Products 1.4%
Polaris Industries Inc.	22,000	3,015,320
Life Sciences Tools & Services 1.4%
[a]Quintiles Transnational Holdings Inc.	40,000	3,068,800
Machinery 1.3%
Cummins Inc.	22,900	2,966,237
Media 4.2%
Comcast Corp., A	70,000	4,368,700
The Walt Disney Co.	40,000	4,800,000
		9,168,700
Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	43,000	3,197,050
Chevron Corp.	10,000	884,800
EOG Resources Inc.	45,000	3,473,550
Royal Dutch Shell PLC, A, ADR (United Kingdom)	65,000	3,736,200
		11,291,600
Pharmaceuticals 1.7%
AbbVie Inc.	54,000	3,780,540
Real Estate Investment Trusts (REITs) 1.1%
American Tower Corp.	25,000	2,377,750
Road & Rail 1.3%
Union Pacific Corp.	30,000	2,927,700

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.8%
Avago Technologies Ltd. (Singapore)	16,000	$2,002,240
Intel Corp.	70,000	2,026,500
Lam Research Corp.	30,000	2,306,100
Microchip Technology Inc.	45,000	1,927,800
		8,262,640
Software 6.5%
[a]Fortinet Inc.	67,000	3,198,580
Microsoft Corp.	65,000	3,035,500
Oracle Corp.	50,000	1,997,000
[a]Red Hat Inc.	46,000	3,637,680
[a]Salesforce.com Inc.	35,000	2,565,500
		14,434,260
Specialty Retail 2.9%
Lowe’s Cos. Inc.	60,000	4,161,600
The TJX Cos. Inc.	33,000	2,304,060
		6,465,660
Technology Hardware, Storage & Peripherals 3.7%
Apple Inc.	68,000	8,248,400
Textiles, Apparel & Luxury Goods 3.4%
NIKE Inc., B	44,700	5,150,334
VF Corp.	30,000	2,312,700
		7,463,034
Total Common Stocks (Cost $158,928,892)		210,876,057
Short Term Investments (Cost $3,386,115) 1.6%
Money Market Funds 1.6%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	3,386,115	3,386,115
Total Investments (Cost $162,315,007) 97.2%		214,262,172
Other Assets, less Liabilities 2.8%		6,240,242
Net Assets 100.0%		$220,502,414

See Abbreviations on page 31.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

20 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2015

Franklin Large Cap Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$158,928,892
Cost - Sweep Money Fund (Note 3f)	3,386,115
Total cost of investments	$162,315,007
Value - Unaffiliated issuers	$210,876,057
Value - Sweep Money Fund (Note 3f)	3,386,115
Total value of investments	214,262,172
Receivables:
Investment securities sold	9,440,644
Capital shares sold	824,284
Dividends	126,034
Other assets	72
Total assets	224,653,206
Liabilities:
Payables:
Investment securities purchased	3,637,215
Capital shares redeemed	336,605
Management fees	151,528
Distribution fees	8,365
Transfer agent fees	5,250
Accrued expenses and other liabilities	11,829
Total liabilities	4,150,792
Net assets, at value	$220,502,414
Net assets consist of:
Paid-in capital	$165,886,015
Undistributed net investment income	94,636
Net unrealized appreciation (depreciation)	51,946,275
Accumulated net realized gain (loss)	2,575,488
Net assets, at value	$220,502,414

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2015

Franklin Large Cap Equity Fund

Class A:
Net assets, at value	$20,136,184
Shares outstanding	2,383,046
Net asset value per share[a]	$8.45
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.97
Class C:
Net assets, at value	$4,062,447
Shares outstanding	495,622
Net asset value and maximum offering price per share[a]	$8.20
Class R:
Net assets, at value	$19,178
Shares outstanding	2,274
Net asset value and maximum offering price per share	$8.43
Advisor Class:
Net assets, at value	$196,284,605
Shares outstanding	23,061,802
Net asset value and maximum offering price per share	$8.51

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2015

Franklin Large Cap Equity Fund

Investment income:
Dividends	$2,701,755
Expenses:
Management fees (Note 3a)	1,886,724
Distribution fees: (Note 3c)
Class A	49,054
Class C	38,376
Class R	80
Transfer agent fees: (Note 3e)
Class A	3,821
Class C	895
Class R	4
Advisor Class	41,565
Custodian fees (Note 4)	3,731
Reports to shareholders	20,140
Registration and filing fees	63,162
Professional fees	40,139
Trustees’ fees and expenses	7,111
Other	9,322
Total expenses	2,164,124
Expenses waived/paid by affiliates (Note 3f and 3g)	(189,426)
Net expenses	1,974,698
Net investment income	727,057
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,598,259
Foreign currency transactions	(8,113)
Net realized gain (loss)	2,590,146
Net change in unrealized appreciation (depreciation) on:
Investments	17,736,042
Translation of other assets and liabilities denominated in foreign currencies	(1,128)
Net change in unrealized appreciation (depreciation)	17,734,914
Net realized and unrealized gain (loss)	20,325,060
Net increase (decrease) in net assets resulting from operations	$21,052,117

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Large Cap Equity Fund

	Year Ended July 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$727,057	$438,701
Net realized gain (loss)	2,590,146	17,131,009
Net change in unrealized appreciation (depreciation)	17,734,914	1,266,324
Net increase (decrease) in net assets resulting from operations	21,052,117	18,836,034
Distributions to shareholders from:
Net investment income:
Class A	(16,029)	(10,101)
Class R	(1)	(7)
Advisor Class	(629,608)	(473,652)
Net realized gains:
Class A	(1,173,454)	(338,811)
Class C	(287,867)	(97,094)
Class R	(1,112)	(464)
Advisor Class	(13,297,929)	(4,023,670)
Total distributions to shareholders	(15,406,000)	(4,943,799)
Capital share transactions: (Note 2)
Class A	6,834,187	2,847,370
Class C	645,259	856,045
Class R	4,526	(11,542)
Advisor Class	44,059,517	29,022,103
Total capital share transactions	51,543,489	32,713,976
Net increase (decrease) in net assets	57,189,606	46,606,211
Net assets:
Beginning of year	163,312,808	116,706,597
End of year	$220,502,414	$163,312,808
Undistributed net investment income included in net assets:
End of year	$94,636	$—

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Franklin Large Cap Equity Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued

26 | Annual Report

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NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,308,927	$10,816,851	678,515	$5,462,595
Shares issued in reinvestment of distributions	144,567	1,114,194	44,599	346,978
Shares redeemed	(620,531)	(5,096,858)	(373,139)	(2,962,203)
Net increase (decrease)	832,963	$6,834,187	349,975	$2,847,370

Class C Shares:
Shares sold	221,675	$1,778,626	214,660	$1,678,766
Shares issued in reinvestment of distributions	37,910	283,945	12,374	94,540
Shares redeemed	(176,332)	(1,417,312)	(117,441)	(917,261)
Net increase (decrease)	83,253	$645,259	109,593	$856,045

Class R Shares:
Shares sold	493	$4,013	—	$—
Shares issued in reinvestment of distributions	67	513	28	215
Shares redeemed	—	—	(1,539)	(11,757)
Net increase (decrease)	560	$4,526	(1,511)	$(11,542)

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

2. Shares of Beneficial Interest (continued)
		Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	5,734,334	$48,215,353	4,211,343	$34,142,365
Shares issued in reinvestment of distributions	1,650,795	12,795,150	492,902	3,859,949
Shares redeemed	(2,037,980)	(16,950,986)	(1,120,683)	(8,980,211)
Net increase (decrease)	5,347,149	$44,059,517	3,583,562	$29,022,103

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Fiduciary International, Inc. (Fiduciary)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.730%	Over $6.5 billion, up to and including $11.5 billion
0.700%	In excess of $11.5 billion

b. Administrative Fees

Under an agreement with Fiduciary, FT Services provides administrative services to the Fund. The fee is paid by Fiduciary based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

28 | Annual Report

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NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
Class A	0.35%
Compensation Plans:
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On July 15, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors have advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$26,452
CDSC retained	$628

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended July 31, 2015, the Fund paid transfer agent fees of $46,285, of which $29,023 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Fiduciary has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund does not exceed 0.95% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until November 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended July 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$3,175,968	$716,400
Long term capital gain	12,230,032	4,227,401
	$15,406,000	$4,943,801

At July 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$162,320,334

Unrealized appreciation	$53,891,421
Unrealized depreciation	(1,949,583)
Net unrealized appreciation (depreciation)	$51,941,838

Undistributed ordinary income	$94,636
Undistributed long term capital gains	2,580,814
Distributable earnings	$2,675,450

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, aggregated $105,267,993 and $72,100,878 respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2015, the Fund did not use the Global Credit Facility.

30 | Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Equity Fund (the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

32 | Annual Report

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $12,230,032 as a long term capital gain dividend for the fiscal year ended July 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,530,330 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 74.30% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,567,809 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Large Cap Equity Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency

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FRANKLIN GLOBAL TRUST

FRANKLIN LARGE CAP EQUITY FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quin-tile of such universe for the previous three-, five- and 10-year periods. In 2013 the Board had expressed that it was not satisfied with Fund performance and a new lead portfolio manager was subsequently assigned to the Fund. Management discussed further efforts taken to improve returns. The Board will continue to monitor future performance, but recognized that the efforts of the new portfolio manager may not yet be reflected in the returns for the Fund. The Board also noted that the Fund’s total returns as shown in the Lipper report were 16.9% and 12% for the three- and five-year periods, respectively.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was within 14 basis points above the median for its Lipper expense group, but the Fund’s actual total expense ratio was below the median for its Lipper expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public

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FRANKLIN LARGE CAP EQUITY FUND

SHAREHOLDER INFORMATION

accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
July 31, 2015

Franklin Global Trust

Franklin International Growth Fund
Franklin International Small Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Economic and Market Overview	3
Franklin International Growth Fund	4
Franklin International Small Cap
Growth Fund	14
Financial Highlights and
Statements of Investments	24
Financial Statements	39
Notes to Financial Statements	43
Report of Independent Registered
Public Accounting Firm	53
Tax Information	54
Board Members and Officers	56
Shareholder Information	61

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Annual Report

Economic and Market Overview

U.S. economic growth was mixed during the 12-month period ended July 31, 2015. In 2014’s second half, growth expanded due to increased consumer spending, business investment and federal defense spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports. Second-quarter growth was healthier owing to increases in consumer spending, exports, state and local government spending, and residential fixed investment. Manufacturing and service activities continued to expand during the 12-month period, contributing to new jobs and a lower unemployment rate. Retail sales generally rose, as did home sales and prices amid declining mortgage rates.

The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. In June, the Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that medium-term inflation would move back to 2%. In July, Federal Reserve Board Chair Janet Yellen provided an optimistic economic assessment and restated that upcoming interest rate increases would likely be gradual and data dependent.

The global economy expanded moderately during the reporting period despite slower growth in some countries. Major developed market central banks reaffirmed accommodative monetary policies to support economic recovery. However, in emerging markets, some central banks raised interest rates to mitigate rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

In Europe, the U.K. economy grew, supported by services and manufacturing. The eurozone economy grew at its fastest pace in two years as Spain’s expansion gained momentum and France and Italy returned to growth in 2015. However, first-quarter growth in Germany, the region’s largest economy, slowed amid sluggish exports, and Greece slipped back into recession but passed reforms and entered new bailout negotiations by period-end. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded its asset purchases to help avoid deflation and boost the economy. The annual inflation rate rose beginning in May as services and food prices increased. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 euro-zone growth forecast.

In Asia, the Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose, but growth contracted in the second quarter. The BOJ lowered its economic growth and inflation forecasts twice during the period. China’s economy moderated as its government implemented market-friendly policies to help support more sustainable growth. Lower interest rates fueled stock market speculation and a surge up to mid-June in the domestic A-share market that generally boosted Asian markets. Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a major market pullback in the last six weeks of the period under review, exacerbated by some government measures. China’s market downturn triggered significant market declines in South Korea, Thailand, Taiwan and Singapore.

Global developed market stocks overall, as measured by the MSCI World Index, advanced during the 12-month period amid signs of economic improvement in Europe and Japan. Oil prices declined sharply owing largely to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

The foregoing information reflects our analysis and opinions as of July 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin International Growth Fund

This annual report for Franklin International Growth Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown

Based on Total Net Assets as of 7/31/15

Performance Overview

For the 12 months ended July 31, 2015, the Fund’s Class A shares had a -1.13% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global developed stock market performance excluding the U.S. and Canada, posted a +0.15% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth potential, quality and valuation.

Manager’s Discussion

The Fund’s stock selection and overweightings in the information technology (IT) and consumer discretionary sectors helped performance relative to the MSCI EAFE Index.2 In the IT sector, shares of U.K.-based enterprise software company The Sage Group excelled as new management strengthened the company’s subscription revenue for its large customer base. Sage Group also partnered with Salesforce.com to develop cloud-based software for smaller companies. Other IT sector contributors included Argentine online marketplace MercadoLibre.3 In consumer discretionary, Canadian discount retailer Dollarama’s operating margins improved with more retail locations and increased sales of higher priced items despite a challenging Canadian economy.3 U.K.-based media company ITV also posted increased year-over-year profits and expanded its non-advertising programming revenues through internal growth and acquisitions. Italian eyewear provider Luxottica Group also aided relative results. Stock selection in the materials sector also supported relative performance,

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; and software in the SOI. The consumer discretionary sector comprises diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail;
and textiles, apparel and luxury goods in the SOI.
3. Not part of the index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 29.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Sectors/Industries
7/31/15
% of Total
Net Assets
Software	8.8%
Capital Markets	8.1%
Professional Services	6.8%
Pharmaceuticals	5.9%
Chemicals	5.8%
Health Care Equipment & Supplies	5.7%
Biotechnology	5.5%
Machinery	5.4%
Textiles, Apparel & Luxury Goods	5.2%
Banks	4.4%

including German flavor and fragrance maker Symrise, and Swiss crop protection and seed company Syngenta.4 In other sectors, Ireland-headquartered biopharmaceutical company Alkermes3 and German exchange operator Deutsche Boerse also helped relative results.

In contrast, key detractors from relative performance included stock selection in the industrials and energy sectors.5 In the industrials sector, notable detractors included U.K.-based engineering company Weir Group, which performed poorly as demand for its oil, gas and mining equipment products and services decreased significantly, due to declines in U.S. oil and gas drilling and global mining activities. Other industrials sector detractors included Hong Kong-based supply chain conglomerate Noble Group and Switzerland-based SGS, which provides inspection, verification, testing and certification services. In the energy sector, positions in energy equipment and services companies WorleyParsons6 (Australia) and Fugro6 (Netherlands) hurt relative results as falling oil prices led both to lose value. Further hurting WorleyParsons were plummeting commodity prices and decreasing capital expenditures in the oil and gas industry, leading the company to further reduce its workforce and issue a profit warning for its fiscal year 2015. In other sectors, major detractors included Swedish radiosurgery equipment maker Elekta,6 hearing aid manufacturer GN Store Nord3 (Denmark), Canada-based Bank of Nova Scotia,3,6 United

Top 10 Countries
7/31/15
% of Total
Net Assets
U.K.	29.7%
Germany	9.5%
Switzerland	7.6%
Japan	6.7%
Denmark	6.0%
Italy	5.5%
Belgium	5.3%
Canada	5.0%
Australia	5.0%
Israel	3.3%

Overseas Bank (Singapore) and U.K.-headquartered Aberdeen Asset Management. Aberdeen’s assets under management declined amid softer investor interest in Asian and other emerging market stocks and unfavorable currency exchange rates.

Regional allocations overall helped the Fund’s relative performance, particularly an overweighting in North America.3 Although an underweighted allocation in Asia Pacific excluding Japan was beneficial, our overall holdings in the region detracted from relative results. In other regions, stock selection in the U.K. more than offset the negative impact of an overweighted allocation. An underweighted allocation in Japan weighed on relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

4. The materials sector comprises chemicals in the SOI.
5. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI. The energy sector comprises energy equipment and services in the SOI.
6. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
SGS SA	3.6%
Professional Services, Switzerland
Roche Holding AG	3.4%
Pharmaceuticals, Switzerland
Check Point Software Technologies Ltd.	3.3%
Software, Israel
Alkermes PLC	3.2%
Biotechnology, U.S.
Experian PLC	3.2%
Professional Services, U.K.
GN Store Nord AS	3.0%
Health Care Equipment & Supplies, Denmark
Amec Foster Wheeler PLC	3.0%
Energy Equipment & Services, U.K.
DSV AS	2.9%
Road & Rail, Denmark
Azimut Holding SpA	2.9%
Capital Markets, Italy
Aberdeen Asset Management PLC	2.9%
Capital Markets, U.K.

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14		Change
A (FNGAX)	$11.16	$11.40	-$	0.24
C (N/A)	$10.94	$11.22	-$	0.28
R (N/A)	$11.15	$11.38	-$	0.23
R6 (FILRX)	$11.25	$11.48	-$	0.23
Advisor (FNGZX)	$11.24	$11.47	-$	0.23

Distributions[1] (8/1/14–7/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0348	$0.0604		$0.0077	$0.1029
C	—	$0.0604		$0.0077	$0.0681
R	$0.0061	$0.0604		$0.0077	$0.0742
R6	$0.0783	$0.0604		$0.0077	$0.1464
Advisor	$0.0638	$0.0604		$0.0077	$0.1319

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 7/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
A					1.49%	1.70%
1-Year	-1.13%	-6.85%	$9,315	-8.63%
5-Year	+37.56%	+5.32%	$12,960	+6.74%
Since Inception (6/3/08)	+18.05%	+1.50%	$11,126	+1.57%
C					2.19%	2.40%
1-Year	-1.84%	-2.82%	$9,718	-4.75%
5-Year	+32.77%	+5.83%	$13,277	+7.27%
Since Inception (6/3/08)	+12.08%	+1.61%	$11,208	+1.69%
R					1.69%	1.90%
1-Year	-1.31%	-1.31%	$9,869	-3.26%
5-Year	+36.12%	+6.36%	$13,612	+7.80%
Since Inception (6/3/08)	+16.11%	+2.11%	$11,611	+2.19%
R6					1.02%	1.02%
1-Year	-0.62%	-0.62%	$9,938	-2.56%
Since Inception (5/1/13)	+8.55%	+3.71%	$10,855	+4.03%
Advisor					1.19%	1.40%
1-Year	-0.76%	-0.76%	$9,924	-2.86%
5-Year	+39.70%	+6.92%	$13,970	+8.33%
Since Inception (6/3/08)	+20.57%	+2.65%	$12,057	+2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 11/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INTERNATIONAL GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$1,042.00	$7.54
Hypothetical (5% return before expenses)	$1,000	$1,017.41	$7.45
C
Actual	$1,000	$1,038.00	$11.07
Hypothetical (5% return before expenses)	$1,000	$1,013.93	$10.94
R
Actual	$1,000	$1,041.10	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,016.41	$8.45
R6
Actual	$1,000	$1,044.60	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11
Advisor
Actual	$1,000	$1,044.60	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.49%;
C: 2.19%; R: 1.69%; R6: 1.02%; and Advisor: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin International Small Cap Growth Fund

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2015. Effective June 3, 2013, the Fund was closed to new investors, with limited exceptions.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown

Based on Total Net Assets as of 7/31/15

Performance Overview

For the 12 months ended July 31, 2015, the Fund’s Class A shares had a -0.17% cumulative total return. In comparison, the Fund’s benchmark, the MSCI EAFE Small Cap Index, which tracks small cap equity performance in global developed markets excluding the U.S. and Canada, posted a +2.81% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

During the 12 months under review, stock selection in the industrials and materials sectors benefited the Fund’s performance relative to the MSCI EAFE Small Cap Index, as did a lack of exposure to the energy and utilities sectors, which under-performed the index.2 A relatively small exposure to metals and mining companies during a period of falling commodity prices aided our materials sector performance. Also in materials, U.K.-based electronics assembly materials provider Alent was a key contributor. Its share price rose in July after the

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The industrials sector comprises air freight and logistics, building products, commercial services and supplies, construction and engineering, electrical equipment, machinery, marine, professional services, and trading companies and distributors in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 36.

14 | Annual Report franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Top 10 Sectors/Industries
7/31/15
% of Total
Net Assets
Insurance	14.8%
Real Estate Investment Trusts	7.7%
Machinery	7.3%
Capital Markets	6.8%
Professional Services	5.2%
Air Freight & Logistics	4.6%
Trading Companies & Distributors	4.5%
Diversified Financial Services	4.1%
IT Services	4.0%
Commercial Services & Supplies	3.5%

company received a generous cash takeover offer from Platform Specialty Products, a chemicals industry conglomerate. Within industrials, an overweighted position in Irish building materials distributor and trading company Grafton Group was beneficial. In March, Grafton reported double-digit growth in fiscal year 2015 revenue and profit and an increased operating margin resulting from economic recovery in the U.K. and Ireland. The company also increased its dividend more than 25%. An overweighted position in Finnish firm Valmet, which supplies services and technologies to the pulp, paper and energy industries, was another key contributor. U.K.-based staffing firm Michael Page International reported a double-digit year-over-year increase in second-quarter profit resulting from growth in all regions. Other industrials contributors included marine shipping and transport provider Irish Continental Group (Ireland), Prysmian,3 an Italian cable maker for the energy and telecommunication services sectors, and Danish facilities services provider ISS.3 In other sectors, Bermuda-based insurer Arch Capital Group,3 U.K.-based Direct Line Insurance Group3,4 and U.S.-based insurer RenaissanceRe Holdings3 also supported relative results.

In contrast, stock selection in consumer staples and an underweighting and stock selection in consumer discretionary detracted from the Fund’s relative performance, as did a lack of exposure to health care, which outperformed the index.5 In consumer staples, an overweighted position in Ireland-based alcoholic beverage manufacturer C&C Group hurt performance.

Top 10 Countries
7/31/15
% of Total
Net Assets
U.K.	27.2%
Ireland	15.2%
U.S.	12.4%
Netherlands	7.2%
Canada	6.5%
Finland	5.3%
France	4.8%
Japan	4.1%
Singapore	4.0%
Spain	3.9%

C&C shares lost value as lower sales volumes in the company’s key markets resulted in lower 2015 operating profit. Also in consumer staples, the share price fell for Japanese wigmaker and hair restoration services provider Aderans Co. after the company reported lower operating profit for fiscal year 2015 given higher advertising and sales expenses, and its largest shareholder substantially reduced its stake.

In the information technology (IT) sector, an overweighted position in U.K.-based Optimal Payments hurt results as the payment processor’s share price fell sharply in the wake of the company’s rights offering to fund its proposed acquisition of Skrill.6 Major detractors in other sectors included U.K.-based outsourcing company Serco Group and a position in Spanish elevator and escalator manufacturer Zardoya Otis.3 Serco shares plunged in November 2014 as the company announced it would substantially write down the book value of its assets, lower its operating profit guidance for fiscal years 2014 and 2015, and plan to sell newly issued shares to existing shareholders to raise further capital. Disappointing full-year earnings reported in March, a further downgrade in profit guidance, and the issuance of new shares in April 2015 further eroded Serco’s stock. Zardoya Otis continued to be negatively affected by a prolonged slowdown in Spain’s housing market. Other detractors included U.K. ceramics refractory products maker Vesuvius, French insurer Euler Hermes Group, Irish Residential Properties REIT3 (Ireland), Spain-based REIT Lar Espana Real Estate Socimi and tin mining company Straits Trading3 (Singapore).

3. Not part of the index.
4. Sold by period-end.
5. The consumer staples sector comprises beverages, food and staples retailing, household products and personal products in the SOI. The consumer discretionary sector comprises distributors; hotels, restaurants and leisure; leisure products; media; and specialty retail in the SOI.
6. The IT sector comprises IT services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Grafton Group PLC	4.5%
Trading Companies & Distributors, Ireland
RenaissanceRe Holdings Ltd.	4.5%
Insurance, U.S.
Fairfax Financial Holdings Ltd.	4.2%
Insurance, Canada
Kennedy Wilson Europe Real Estate PLC	4.1%
Diversified Financial Services, U.K.
Optimal Payments PLC	4.0%
IT Services, U.K.
TNT Express NV	4.0%
Air Freight & Logistics, Netherlands
Michael Page International PLC	3.9%
Professional Services, U.K.
Arch Capital Group Ltd.	3.4%
Insurance, U.S.
Prysmian SpA	3.4%
Electrical Equipment, Italy
Vesuvius PLC	3.4%
Machinery, U.K.

From a regional perspective, investments in off-benchmark North America helped relative performance. Stock selection in Finland and the Netherlands also boosted relative results. Stock selection in Japan, the U.K. and certain European countries including Ireland, France and Spain detracted from relative performance. A lack of exposure to Germany, which outperformed the index, also hindered relative results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14		Change
A (FINAX)	$19.92	$22.23	-$	2.31
C (FCSMX)	$19.60	$21.94	-$	2.34
R (FISDX)	$19.88	$22.19	-$	2.31
R6 (FCAPX)	$20.03	$22.32	-$	2.29
Advisor (FKSCX)	$20.00	$22.30	-$	2.30

Distributions[1] (8/1/14–7/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2922	$0.2259		$1.5014	$2.0195
C	$0.1917	$0.2259		$1.5014	$1.9190
R	$0.2482	$0.2259		$1.5014	$1.9755
R6	$0.3467	$0.2259		$1.5014	$2.0740
Advisor	$0.3317	$0.2259		$1.5014	$2.0590

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Performance as of 7/31/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (6/30/15)[5]	Operating Expenses[6]
A					1.42%
1-Year	-0.17%	-5.91%	$9,409	-11.87%
5-Year	+68.46%	+9.69%	$15,877	+11.29%
Since Inception (5/15/08)	+72.67%	+6.99%	$16,274	+6.74%
C					2.12%
1-Year	-0.86%	-1.76%	$9,824	-8.02%
5-Year	+62.55%	+10.20%	$16,255	+11.83%
Since Inception (5/15/08)	+64.47%	+7.14%	$16,447	+6.90%
R					1.62%
1-Year	-0.41%	-0.41%	$9,959	-6.73%
5-Year	+66.59%	+10.75%	$16,659	+12.37%
Since Inception (5/15/08)	+69.77%	+7.62%	$16,977	+7.37%
R6					1.00%
1-Year	+0.22%	+0.22%	$10,022	-6.11%
Since Inception (5/1/13)	+23.17%	+9.71%	$12,317	+8.96%
Advisor					1.12%
1-Year	+0.09%	+0.09%	$10,009	-6.23%
5-Year	+70.78%	+11.30%	$17,078	+12.94%
10-Year	+199.84%	+11.61%	$29,984	+11.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Annual Report

franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

Class R (5/15/08–7/31/15)

$20,000
$15,000
$10,000
$5,000
$0
5/08
7/09
7/11
7/13
7/15
$16,977
$13,848
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class R	7/31/15
1-Year	-0.41%
5-Year	+10.75%
Since Inception (5/15/08)	+7.62%

Class R6 (5/1/13–7/31/15)

$15,000
$10,000
$5,000
5/13
7/14
7/15
$12,317
$12,246
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class R6	7/31/15
1-Year	+0.22%
Since Inception (5/1/13)	+9.71%

20 | Annual Report

franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investing in emerging markets involve heightened risks relating to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

22 | Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$1,108.50	$7.11
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.80
C
Actual	$1,000	$1,104.80	$11.01
Hypothetical (5% return before expenses)	$1,000	$1,014.33	$10.54
R
Actual	$1,000	$1,107.50	$8.47
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10
R6
Actual	$1,000	$1,110.90	$5.13
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91
Advisor
Actual	$1,000	$1,109.90	$5.86
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.36%; C: 2.08%; R: 1.62%;
R6: 0.98%; and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Growth Fund
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.40	$10.45	$9.11	$9.86	$8.47
Income from investment operations[a]:
Net investment income[b]	0.06	0.05	0.10	0.12	0.11
Net realized and unrealized gains (losses)	(0.20)	0.95	1.33	(0.77)	1.36
Total from investment operations	(0.14)	1.00	1.43	(0.65)	1.47
Less distributions from:
Net investment income	(0.03)	(0.05)	(0.09)	(0.10)	(0.08)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.10)	(0.05)	(0.09)	(0.10)	(0.08)
Net asset value, end of year	$11.16	$11.40	$10.45	$9.11	$9.86

Total return[c]	(1.13)%	9.56%	15.69%	(6.46)%	17.34%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.72%	1.70%	1.52%	1.69%	1.64%
Expenses net of waiver and payments by affiliates	1.49%	1.49%[d]	1.49%	1.52%	1.37%
Net investment income	0.61%	0.48%	1.07%	1.46%	1.15%

Supplemental data
Net assets, end of year (000’s)	$182,825	$179,862	$34,466	$17,966	$13,640
Portfolio turnover rate	47.52%	29.63%	26.06%	28.80%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.22	$10.31	$9.00	$9.73	$8.38
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.02)	0.02	0.05	0.04
Net realized and unrealized gains (losses)	(0.20)	0.93	1.32	(0.74)	1.34
Total from investment operations	(0.21)	0.91	1.34	(0.69)	1.38
Less distributions from:
Net investment income	—	—	(0.03)	(0.04)	(0.03)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.07)	—	(0.03)	(0.04)	(0.03)
Net asset value, end of year	$10.94	$11.22	$10.31	$9.00	$9.73

Total return[c]	(1.84)%	8.83%	14.88%	(7.08)%	16.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.42%	2.40%	2.22%	2.35%	2.42%
Expenses net of waiver and payments by affiliates	2.19%	2.19%[d]	2.19%	2.18%	2.15%
Net investment income (loss)	(0.09)%	(0.22)%	0.37%	0.80%	0.37%

Supplemental data
Net assets, end of year (000’s)	$7,179	$5,977	$4,032	$2,545	$2,946
Portfolio turnover rate	47.52%	29.63%	26.06%	28.80%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 25

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$10.41	$9.08	$9.83	$8.45
Income from investment operations[a]:
Net investment income[b]	0.04	0.03	0.07	0.14	0.08
Net realized and unrealized gains (losses)	(0.19)	0.95	1.33	(0.81)	1.35
Total from investment operations	(0.15)	0.98	1.40	(0.67)	1.43
Less distributions from:
Net investment income	(0.01)	(0.01)	(0.07)	(0.08)	(0.05)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.08)	(0.01)	(0.07)	(0.08)	(0.05)
Net asset value, end of year	$11.15	$11.38	$10.41	$9.08	$9.83

Total return	(1.31)%	9.44%	15.47%	(6.79)%	17.10%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.92%	1.90%	1.72%	1.85%	1.92%
Expenses net of waiver and payments by affiliates	1.69%	1.69%[c]	1.69%	1.68%	1.65%
Net investment income	0.41%	0.28%	0.87%	1.30%	0.87%

Supplemental data
Net assets, end of year (000’s)	$363	$222	$274	$150	$47
Portfolio turnover rate	47.52%	29.63%	26.06%	28.80%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

26 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST
	FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
		Year Ended July 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.48	$10.48	$10.56
Income from investment operations[b]:
Net investment income[c]	0.15	0.11	0.07
Net realized and unrealized gains (losses)	(0.23)	0.94	(0.15)
Total from investment operations	(0.08)	1.05	(0.08)
Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.07)	—	—
Total distributions	(0.15)	(0.05)	—
Net asset value, end of year	$11.25	$11.48	$10.48

Total return[d]	(0.62)%	10.05%	(0.76)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.02%	1.02%	1.13%
Expenses net of waiver and payments by affiliates	1.02%[f]	1.02%[f,g]	1.10%
Net investment income	1.08%	0.95%	1.45%

Supplemental data
Net assets, end of year (000’s)	$137,950	$29,132	$22,296
Portfolio turnover rate	47.52%	29.63%	26.06%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 27

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.47	$10.48	$9.13	$9.89	$8.49
Income from investment operations[a]:
Net investment income[b]	0.10	0.09	0.13	0.17	0.13
Net realized and unrealized gains (losses)	(0.20)	0.95	1.33	(0.80)	1.36
Total from investment operations	(0.10)	1.04	1.46	(0.63)	1.49
Less distributions from:
Net investment income	(0.06)	(0.05)	(0.11)	(0.13)	(0.09)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.13)	(0.05)	(0.11)	(0.13)	(0.09)
Net asset value, end of year	$11.24	$11.47	$10.48	$9.13	$9.89

Total return	(0.76)%	9.91%	16.04%	(6.19)%	17.65%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.42%	1.40%	1.22%	1.35%	1.42%
Expenses net of waiver and payments by affiliates	1.19%	1.19%[c]	1.19%	1.18%	1.15%
Net investment income	0.91%	0.78%	1.37%	1.80%	1.37%

Supplemental data
Net assets, end of year (000’s)	$126,130	$97,134	$74,240	$48,549	$21,873
Portfolio turnover rate	47.52%	29.63%	26.06%	28.80%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

28 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2015

Franklin International Growth Fund
	Country	Shares	Value
Common Stocks 97.6%
Aerospace & Defense 2.1%
MTU Aero Engines AG	Germany	104,000	$9,559,503
Banks 4.4%
[a,b]Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
KBC Groep NV	Belgium	165,000	11,501,760
United Overseas Bank Ltd.	Singapore	520,000	8,414,914
			19,916,674
Biotechnology 5.5%
[a]Alkermes PLC	United States	210,000	14,704,200
CSL Ltd.	Australia	145,000	10,489,265
			25,193,465
Capital Markets 8.1%
Aberdeen Asset Management PLC	United Kingdom	2,300,000	13,071,622
Azimut Holding SpA	Italy	530,000	13,250,383
CI Financial Corp.	Canada	420,000	10,613,196
			36,935,201
Chemicals 5.8%
Symrise AG	Germany	160,000	10,638,269
Syngenta AG	Switzerland	7,600	3,129,481
Umicore SA	Belgium	290,000	12,697,423
			26,465,173
Diversified Consumer Services 2.5%
[a]TAL Education Group, ADR	China	330,000	11,157,300
Diversified Financial Services 2.5%
Deutsche Boerse AG	Germany	123,000	11,164,086
Electronic Equipment, Instruments & Components 1.8%
YASKAWA Electric Corp.	Japan	690,000	8,191,349
Energy Equipment & Services 3.0%
Amec Foster Wheeler PLC	United Kingdom	1,050,000	13,443,223
Health Care Equipment & Supplies 5.7%
Cochlear Ltd.	Australia	180,000	12,009,306
GN Store Nord AS	Denmark	680,000	13,811,781
			25,821,087
Hotels, Restaurants & Leisure 2.6%
Whitbread PLC	United Kingdom	145,000	11,749,939
Household Products 2.5%
Reckitt Benckiser Group PLC	United Kingdom	118,000	11,328,874
Internet & Catalog Retail 2.4%
Start Today Co. Ltd.	Japan	340,000	10,907,110
Internet Software & Services 2.0%
MercadoLibre Inc.	Argentina	70,000	9,148,300
Machinery 5.4%
GEA Group AG	Germany	280,000	11,856,669
Weir Group PLC	United Kingdom	530,000	12,718,913
			24,575,582

franklintempleton.com Annual Report | 29

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Media 2.3%
ITV PLC	United Kingdom	2,360,000	$10,343,194
Multiline Retail 2.6%
Dollarama Inc.	Canada	200,000	11,904,580
Pharmaceuticals 5.9%
Roche Holding AG	Switzerland	53,000	15,304,226
Santen Pharmaceutical Co. Ltd.	Japan	780,000	11,488,177
			26,792,403
Professional Services 6.8%
Experian PLC	United Kingdom	780,000	14,626,414
SGS SA	Switzerland	8,500	16,225,234
			30,851,648
Road & Rail 2.9%
DSV AS	Denmark	390,000	13,328,722
Semiconductors & Semiconductor Equipment 2.7%
ARM Holdings PLC	United Kingdom	780,000	12,263,780
Software 8.8%
[a]Check Point Software Technologies Ltd.	Israel	185,000	14,942,450
Dassault Systemes SA	France	170,000	12,841,869
The Sage Group PLC	United Kingdom	1,500,000	12,201,950
			39,986,269
Textiles, Apparel & Luxury Goods 5.2%
Burberry Group PLC	United Kingdom	460,000	11,556,176
Luxottica Group SpA	Italy	165,000	11,971,183
			23,527,359
Trading Companies & Distributors 4.1%
Noble Group Ltd.	Hong Kong	21,500,000	7,130,882
Wolseley PLC	United Kingdom	175,000	11,628,934
			18,759,816
Total Common Stocks (Cost $408,587,057)			443,314,637
Short Term Investments (Cost $12,645,481) 2.7%
Money Market Funds 2.7%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	12,645,481	12,645,481
Total Investments (Cost $421,232,538) 100.3%			455,960,118
Other Assets, less Liabilities (0.3)%			(1,512,973)
Net Assets 100.0%			$454,447,145

See Abbreviations on page 52.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

30 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Small Cap Growth Fund
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.23	$19.70	$14.38	$16.31	$14.99
Income from investment operations[a]:
Net investment income[b]	0.19	0.19	0.18	0.25	0.28
Net realized and unrealized gains (losses)	(0.48)	2.65	5.94	(1.48)	1.29
Total from investment operations	(0.29)	2.84	6.12	(1.23)	1.57
Less distributions from:
Net investment income	(0.29)	(0.11)	(0.19)	(0.20)	(0.25)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—
Total distributions	(2.02)	(0.31)	(0.80)	(0.70)	(0.25)
Net asset value, end of year	$19.92	$22.23	$19.70	$14.38	$16.31

Total return[c]	(0.17)%	14.48%	43.69%	(7.14)%	10.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.36%	1.46%	1.49%	1.47%
Expenses net of waiver and payments by affiliates	1.36%[d]	1.36%[d]	1.40%[d]	1.24%	1.25%
Net investment income	0.98%	0.89%	1.03%	1.72%	1.75%

Supplemental data
Net assets, end of year (000’s)	$212,890	$257,568	$232,712	$166,577	$150,989
Portfolio turnover rate	24.20%	16.08%	22.81%	17.07%	17.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 31

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.94	$19.51	$14.25	$16.13	$14.85
Income from investment operations[a]:
Net investment income[b]	0.05	0.02	0.05	0.14	0.17
Net realized and unrealized gains (losses)	(0.47)	2.63	5.90	(1.45)	1.27
Total from investment operations	(0.42)	2.65	5.95	(1.31)	1.44
Less distributions from:
Net investment income	(0.19)	(0.02)	(0.08)	(0.07)	(0.16)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—
Total distributions	(1.92)	(0.22)	(0.69)	(0.57)	(0.16)
Net asset value, end of year	$19.60	$21.94	$19.51	$14.25	$16.13

Total return[c]	(0.86)%	13.59%	42.74%	(7.81)%	9.69%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.08%	2.11%	2.16%	2.20%	2.17%
Expenses net of waiver and payments by affiliates	2.08%[d]	2.11%[d]	2.10%[d]	1.95%	1.95%
Net investment income	0.26%	0.14%	0.33%	1.01%	1.05%

Supplemental data
Net assets, end of year (000’s)	$30,067	$35,484	$29,786	$14,278	$19,127
Portfolio turnover rate	24.20%	16.08%	22.81%	17.07%	17.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

32 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.19	$19.65	$14.35	$16.29	$14.96
Income from investment operations[a]:
Net investment income[b]	0.15	0.12	0.13	0.22	0.25
Net realized and unrealized gains (losses)	(0.48)	2.66	5.94	(1.48)	1.29
Total from investment operations	(0.33)	2.78	6.07	(1.26)	1.54
Less distributions from:
Net investment income	(0.25)	(0.04)	(0.16)	(0.18)	(0.21)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—
Total distributions	(1.98)	(0.24)	(0.77)	(0.68)	(0.21)
Net asset value, end of year	$19.88	$22.19	$19.65	$14.35	$16.29

Total return	(0.41)%	14.17%	43.40%	(7.37)%	10.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.62%	1.62%	1.66%	1.70%	1.67%
Expenses net of waiver and payments by affiliates	1.62%[c]	1.62%[c]	1.60%[c]	1.45%	1.45%
Net investment income	0.72%	0.63%	0.83%	1.51%	1.55%

Supplemental data
Net assets, end of year (000’s)	$6,193	$9,320	$12,087	$9,755	$7,718
Portfolio turnover rate	24.20%	16.08%	22.81%	17.07%	17.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
		Year Ended July 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.32	$19.78	$18.49
Income from investment operations[b]:
Net investment income[c]	0.27	0.28	0.09
Net realized and unrealized gains (losses)	(0.48)	2.65	1.20
Total from investment operations	(0.21)	2.93	1.29
Less distributions from:
Net investment income	(0.35)	(0.19)	—
Net realized gains	(1.73)	(0.20)	—
Total distributions	(2.08)	(0.39)	—
Net asset value, end of year	$20.03	$22.32	$19.78

Total return[d]	0.22%	14.89%	6.98%

Ratios to average net assets[f]
Expenses[f]	0.99%	1.00%	1.01%
Net investment income	1.35%[e]	1.25%	1.42%

Supplemental data
Net assets, end of year (000’s)	$387,070	$359,449	$220,507
Portfolio turnover rate	24.20%	16.08%	22.81%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

34 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
			Year Ended July 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.30	$19.77	$14.43	$16.36	$15.02
Income from investment operations[a]:
Net investment income[b]	0.24	0.25	0.23	0.29	0.34
Net realized and unrealized gains (losses)	(0.48)	2.65	5.95	(1.48)	1.29
Total from investment operations	(0.24)	2.90	6.18	(1.19)	1.63
Less distributions from:
Net investment income	(0.33)	(0.17)	(0.23)	(0.24)	(0.29)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—
Total distributions	(2.06)	(0.37)	(0.84)	(0.74)	(0.29)
Net asset value, end of year	$20.00	$22.30	$19.77	$14.43	$16.36

Total return	0.09%	14.74%	44.06%	(6.87)%	10.83%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.12%	1.12%	1.16%	1.20%	1.17%
Expenses net of waiver and payments by affiliates	1.12%[c]	1.12%[c]	1.10%[c]	0.95%	0.95%
Net investment income	1.22%	1.13%	1.33%	2.01%	2.05%

Supplemental data
Net assets, end of year (000’s)	$1,300,759	$1,223,532	$826,218	$376,590	$380,337
Portfolio turnover rate	24.20%	16.08%	22.81%	17.07%	17.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 35

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2015

Franklin International Small Cap Growth Fund
	Country	Shares	Value
Common Stocks 95.3%
Air Freight & Logistics 4.6%
Panalpina Welttransport Holding AG	Switzerland	99,800	$12,411,112
TNT Express NV	Netherlands	5,745,000	48,149,842
[a]TNT Express NV, 144A	Netherlands	3,442,900	28,855,542
			89,416,496
Beverages 2.4%
C&C Group PLC	Ireland	11,927,630	46,485,560
Building Products 2.9%
Uponor OYJ	Finland	3,500,448	55,484,319
Capital Markets 6.8%
ARA Asset Management Ltd.	Singapore	39,605,612	49,223,726
[b]BHF Kleinwort Benson Group	Belgium	6,611,971	38,907,460
[b]Fairfax India Holdings Corp.	Canada	3,810,600	43,250,310
			131,381,496
Chemicals 0.8%
Alent PLC	United Kingdom	2,190,674	16,246,942
Commercial Services & Supplies 3.5%
ISS A/S	Denmark	997,200	34,344,706
Serco Group PLC	United Kingdom	16,610,256	33,429,471
			67,774,177
Construction & Engineering 1.8%
Keller Group PLC	United Kingdom	638,547	10,548,210
Morgan Sindall PLC	United Kingdom	1,839,400	23,320,211
			33,868,421
Distributors 1.9%
[c]Headlam Group PLC	United Kingdom	4,886,688	36,317,992
Diversified Consumer Services 1.4%
[b]New Oriental Education & Technology Group Inc., ADR	China	1,225,060	27,441,344
Diversified Financial Services 4.1%
Kennedy Wilson Europe Real Estate PLC	United Kingdom	1,375,800	24,595,805
[a]Kennedy Wilson Europe Real Estate PLC, 144A	United Kingdom	3,118,600	55,752,638
			80,348,443
Electrical Equipment 3.4%
Prysmian SpA	Italy	2,864,029	65,719,787
Food & Staples Retailing 3.2%
Sligro Food Group NV	Netherlands	1,628,055	62,591,796
Hotels, Restaurants & Leisure 1.6%
[b]Dalata Hotel Group PLC	Ireland	5,602,141	25,722,348
[a,b]Dalata Hotel Group PLC, 144A	Ireland	1,132,759	5,201,087
			30,923,435

36 | Annual Report

franklintempleton.com

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Insurance 14.8%
[b]Arch Capital Group Ltd.	United States	931,117	$66,444,509
Euler Hermes Group	France	491,241	51,262,350
Fairfax Financial Holdings Ltd.	Canada	170,700	82,320,757
RenaissanceRe Holdings Ltd.	United States	806,300	86,515,990
			286,543,606
IT Services 4.0%
[b]Optimal Payments PLC	United Kingdom	18,843,266	77,671,263
Leisure Products 3.2%
Beneteau	France	2,454,200	41,785,148
Sankyo Co. Ltd.	Japan	550,200	20,913,906
			62,699,054
Machinery 7.3%
Valmet Corp.	Finland	3,932,780	46,482,793
Vesuvius PLC	United Kingdom	10,159,823	64,895,694
Zardoya Otis SA	Spain	2,688,496	29,502,253
Zardoya Otis SA (interim line)	Spain	107,539	1,180,081
			142,060,821
Marine 2.9%
Clarkson PLC	United Kingdom	691,200	29,829,229
Irish Continental Group PLC	Ireland	5,304,600	25,521,550
			55,350,779
Media 1.5%
ASATSU-DK Inc.	Japan	1,329,300	29,909,518
Metals & Mining 1.5%
Straits Trading Co. Ltd.	Singapore	14,127,000	28,627,809
Personal Products 1.5%
[c]Aderans Co. Ltd.	Japan	3,568,500	28,914,325
Professional Services 5.2%
Michael Page International PLC	United Kingdom	8,831,770	75,566,371
Sthree PLC	United Kingdom	4,198,260	25,433,218
			100,999,589
Real Estate Investment Trusts (REITs) 7.7%
[c]Green REIT PLC	Ireland	38,429,481	64,585,682
[c]Irish Residential Properties REIT PLC	Ireland	11,125,000	13,869,991
[a,c]Irish Residential Properties REIT PLC, 144A	Ireland	20,000,000	24,934,815
[c]Lar Espana Real Estate Socimi SA	Spain	2,504,000	24,617,144
[c,d]Lar Espana Real Estate Socimi SA (interim line)	Spain	2,089,500	20,542,141
			148,549,773
Specialty Retail 2.8%
[b,c]Carpetright PLC	United Kingdom	6,064,925	53,313,119
Trading Companies & Distributors 4.5%
Grafton Group PLC	Ireland	7,821,732	87,746,532
Total Common Stocks (Cost $1,627,088,173)			1,846,386,396

franklintempleton.com

Annual Report

| 37

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)
		Principal
	Country	Amount*	Value
Short Term Investments 4.5%
Time Deposits 4.5%
Bank of Montreal, 0.03%, 8/03/15	United States	29,000,000	$29,000,000
Royal Bank of Canada, 0.05%, 8/03/15	United States	58,000,000	58,000,000
Total Time Deposits (Cost $87,000,000)			87,000,000
Total Investments (Cost $1,714,088,173) 99.8%			1,933,386,396
Other Assets, less Liabilities 0.2%			3,593,004
Net Assets 100.0%			$1,936,979,400

See Abbreviations on page 52.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At July 31, 2015, the aggregate value of these securities was $114,744,082, representing 5.92% of net assets.
bNon-income producing.
cSee Note 8 regarding holdings of 5% voting securities.
dA portion or all of the security purchased on a delayed delivery basis. See note 1(c).

38 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
July 31, 2015

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$408,587,057	$1,428,482,987
Cost - Non-controlled affiliated issuers (Note 8)	—	285,605,186
Cost - Sweep Money Fund (Note 3f)	12,645,481	—
Total cost of investments	$421,232,538	$1,714,088,173
Value - Unaffiliated issuers	$443,314,637	$1,666,291,187
Value - Non-controlled affiliated issuers (Note 8)	—	267,095,209
Value - Sweep Money Fund (Note 3f)	12,645,481	—
Total value of investments	455,960,118	1,933,386,396
Cash	—	21,275,496
Receivables:
Investment securities sold	—	172,164
Capital shares sold	162,888	6,555,707
Dividends	490,834	682,491
Other assets	111	604
Total assets	456,613,951	1,962,072,858
Liabilities:
Payables:
Investment securities purchased	1,256,851	21,977,342
Capital shares redeemed	410,300	1,138,324
Management fees	366,462	1,531,275
Distribution fees	53,251	71,401
Transfer agent fees	53,681	269,433
Accrued expenses and other liabilities	26,261	105,683
Total liabilities	2,166,806	25,093,458
Net assets, at value	$454,447,145	$1,936,979,400
Net assets consist of:
Paid-in capital	$433,405,910	$1,698,486,426
Undistributed net investment income	1,115,813	8,749,254
Net unrealized appreciation (depreciation)	34,692,398	219,180,805
Accumulated net realized gain (loss)	(14,766,976)	10,562,915
Net assets, at value	$454,447,145	$1,936,979,400

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 39

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
July 31, 2015

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$182,824,561	$212,890,435
Shares outstanding	16,380,278	10,686,121
Net asset value per share[a]	$11.16	$19.92
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.84	$21.14
Class C:
Net assets, at value	$7,179,314	$30,066,882
Shares outstanding	655,972	1,534,412
Net asset value and maximum offering price per share[a]	$10.94	$19.60
Class R:
Net assets, at value	$363,218	$6,192,886
Shares outstanding	32,578	311,531
Net asset value and maximum offering price per share	$11.15	$19.88
Class R6:
Net assets, at value	$137,949,831	$387,070,273
Shares outstanding	12,262,238	19,326,196
Net asset value and maximum offering price per share	$11.25	$20.03
Advisor Class:
Net assets, at value	$126,130,221	$1,300,758,924
Shares outstanding	11,225,115	65,030,798
Net asset value and maximum offering price per share	$11.24	$20.00

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

40 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended July 31, 2015

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$7,144,369	$39,692,130
Non-controlled affiliated issuers (Note 8)	—	2,267,267
Interest	—	37,483
Total investment income	7,144,369	41,996,880
Expenses:
Management fees (Note 3a)	3,233,172	17,040,369
Distribution fees: (Note 3c)
Class A	538,942	532,868
Class C	61,812	296,542
Class R	1,232	36,830
Transfer agent fees: (Note 3e)
Class A	717,887	280,404
Class C	24,692	39,586
Class R	985	9,455
Class R6	216	511
Advisor Class	426,864	1,508,867
Custodian fees (Note 4)	41,859	176,854
Reports to shareholders	17,247	74,795
Registration and filing fees	105,159	216,230
Professional fees	59,598	89,659
Trustees’ fees and expenses	11,532	68,599
Other	23,001	36,159
Total expenses	5,264,198	20,407,728
Expense reductions (Note 4)	—	(733)
Expenses waived/paid by affiliates (Note 3f and 3g)	(688,099)	—
Net expenses	4,576,099	20,406,995
Net investment income	2,568,270	21,589,885
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(14,627,042)	46,385,883
Non-controlled affiliated issuers (Note 8)	—	27,010,731
Foreign currency transactions	(1,446,578)	(1,089,370)
Net realized gain (loss)	(16,073,620)	72,307,244
Net change in unrealized appreciation (depreciation) on:
Investments	7,288,393	(93,904,982)
Translation of other assets and liabilities denominated in foreign currencies	(30,051)	(101,131)
Net change in unrealized appreciation (depreciation)	7,258,342	(94,006,113)
Net realized and unrealized gain (loss)	(8,815,278)	(21,698,869)
Net increase (decrease) in net assets resulting from operations	$(6,247,008)	$(108,984)

[a]Foreign taxes withheld on dividends	$789,909	$3,089,444

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The accompanying notes are an integral part of these financial statements. | Annual Report | 41

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Year Ended July 31,		Year Ended July 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$2,568,270	$1,617,629	$21,589,885	$18,732,977
Net realized gain (loss)	(16,073,620)	7,735,918	72,307,244	87,092,599
Net change in unrealized appreciation (depreciation)	7,258,342	10,310,067	(94,006,113)	92,835,745
Net increase (decrease) in net assets resulting
from operations	(6,247,008)	19,663,614	(108,984)	198,661,321
Distributions to shareholders from:
Net investment income:
Class A	(559,559)	(689,760)	(3,103,197)	(1,394,806)
Class C	—	—	(290,738)	(27,536)
Class R	(127)	(211)	(85,742)	(17,768)
Class R6	(33,485)	(106,815)	(5,783,528)	(2,506,396)
Advisor Class	(706,064)	(349,373)	(17,433,391)	(8,435,517)
Net realized gains:
Class A	(1,094,749)	—	(18,341,270)	(2,464,465)
Class C	(36,330)	—	(2,618,898)	(323,174)
Class R	(1,413)	—	(596,708)	(98,666)
Class R6	(29,123)	—	(28,814,214)	(2,598,794)
Advisor Class	(753,627)	—	(90,782,393)	(9,695,233)
Total distributions to shareholders	(3,214,477)	(1,146,159)	(167,850,079)	(27,562,355)
Capital share transactions: (Note 2)
Class A	6,542,877	136,913,226	(19,708,559)	(6,104,899)
Class C	1,387,807	1,560,584	(1,892,510)	1,918,063
Class R	149,936	(73,119)	(2,279,156)	(4,084,402)
Class R6	111,559,370	4,588,601	61,632,530	110,937,964
Advisor Class	31,940,817	15,512,003	181,833,650	290,277,555
Total capital share transactions	151,580,807	158,501,295	219,585,955	392,944,281
Net increase (decrease) in net assets	142,119,322	177,018,750	51,626,892	564,043,247
Net assets:
Beginning of year	312,327,823	135,309,073	1,885,352,508	1,321,309,261
End of year	$454,447,145	$312,327,823	$1,936,979,400	$1,885,352,508
Undistributed net investment income included in
net assets:
End of year	$1,115,813	$1,297,480	$8,749,254	$14,859,711

42 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Growth Fund was closed to new investors effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

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1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery schedule for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Certain or all the Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Franklin International Small Cap Growth fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be

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sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended July 31, 2015
Shares sold	3,542,988	$39,270,767	1,385,196	$27,070,227
Shares issued in reinvestment of distributions	41,861	430,752	1,186,622	21,003,206
Shares redeemed	(2,987,861)	(33,158,642)	(3,471,808)	(67,781,992)
Net increase (decrease)	596,988	$6,542,877	(899,990)	$(19,708,559)
Year ended July 31, 2014
Shares sold	16,183,683	$179,267,608	2,462,039	$54,122,330
Shares issued in reinvestment of distributions	16,275	174,308	172,955	3,770,301
Shares redeemed	(3,715,841)	(42,528,690)	(2,859,815)	(63,997,530)
Net increase (decrease)	12,484,117	$136,913,226	(224,821)	$(6,104,899)

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2. Shares of Beneficial Interest (continued)
	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended July 31, 2015
Shares sold	264,704	$2,936,047	115,517	$2,248,839
Shares issued in reinvestment of distributions	3,580	36,263	157,106	2,747,790
Shares redeemed	(145,230)	(1,584,503)	(355,722)	(6,889,139)
Net increase (decrease)	123,054	$1,387,807	(83,099)	$(1,892,510)
Year ended July 31, 2014
Shares sold	239,119	$2,631,531	277,372	$6,027,445
Shares issued in reinvestment of distributions	—	—	15,283	330,512
Shares redeemed	(97,230)	(1,070,947)	(202,169)	(4,439,894)
Net increase (decrease)	141,889	$1,560,584	90,486	$1,918,063
Class R Shares:
Year ended July 31, 2015
Shares sold	15,670	$179,041	67,056	$1,322,293
Shares issued in reinvestment of distributions	150	1,540	38,578	682,450
Shares redeemed	(2,780)	(30,645)	(214,071)	(4,283,899)
Net increase (decrease)	13,040	$149,936	(108,437)	$(2,279,156)
Year ended July 31, 2014
Shares sold	13,012	$145,050	173,177	$3,715,748
Shares issued in reinvestment of distributions	20	211	5,339	116,434
Shares redeemed	(19,851)	(218,380)	(373,591)	(7,916,584)
Net increase (decrease)	(6,819)	$(73,119)	(195,075)	$(4,084,402)
Class R6 Shares:
Year ended July 31, 2015
Shares sold	12,016,602	$137,428,678	2,340,760	$48,541,785
Shares issued in reinvestment of distributions	2	16	1,948,071	34,597,741
Shares redeemed	(2,290,941)	(25,869,324)	(1,067,515)	(21,506,996)
Net increase (decrease)	9,725,663	$111,559,370	3,221,316	$61,632,530
Year ended July 31, 2014
Shares sold	541,488	$6,064,468	5,518,168	$123,236,803
Shares issued in reinvestment of distributions	9,927	106,815	233,843	5,105,190
Shares redeemed	(142,005)	(1,582,682)	(794,059)	(17,404,029)
Net increase (decrease)	409,410	$4,588,601	4,957,952	$110,937,964
Advisor Class Shares:
Year ended July 31, 2015
Shares sold	6,836,693	$76,040,035	23,635,977	$455,113,062
Shares issued in reinvestment of distributions	88,125	911,216	5,783,456	102,656,340
Shares redeemed	(4,168,896)	(45,010,434)	(19,247,355)	(375,935,752)
Net increase (decrease)	2,755,922	$31,940,817	10,172,078	$181,833,650
Year ended July 31, 2014
Shares sold	2,614,338	$29,212,716	23,297,295	$517,428,835
Shares issued in reinvestment of distributions	4,733	50,927	754,517	16,473,023
Shares redeemed	(1,234,555)	(13,751,640)	(10,976,519)	(243,624,303)
Net increase (decrease)	1,384,516	$15,512,003	13,075,293	$290,277,555

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.95% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On July 15, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Sales charges retained net of commissions paid
to unaffiliated broker/dealers	$42,212	$27,400
CDSC retained	$2,134	$5,900

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Transfer agent fees	$701,810	$870,015

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f. Investments in Institutional Fiduciary Trust Money Market Portfolio

Certain or all Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.19%, and Class R6 does not exceed 1.02% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for Franklin International Small Cap Growth Fund do not exceed 0.01% until November 30, 2015. For Franklin International Small Cap Growth Fund, there were no Class R6 transfer agent fees waived during the year ended July 31, 2015.

h. Other Affiliated Transactions

At July 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

21.15%	13.14%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended July 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2015, the capital loss carryforwards were as follows:

Franklin
International
Growth Fund
Capital loss carryforwards:
Short term	$1,813,884
Long term	10,514,113
Total capital loss carryforwards	$12,327,997

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5. Income Taxes (continued)

The tax character of distributions paid during the years ended July 31, 2015 and 2014, was as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$2,999,874	$1,146,159	$45,156,451	$21,574,474
Long term capital gain	214,603	—	122,693,628	5,987,881
	$3,214,477	$1,146,159	$167,850,079	$27,562,355

At July 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Cost of investments	$423,671,517	$1,727,413,661

Unrealized appreciation	$55,036,191	$307,420,085
Unrealized depreciation	(22,747,590)	(101,447,350)
Net unrealized appreciation (depreciation)	$32,288,601	$205,972,735

Undistributed ordinary income	$1,115,813	$21,179,168
Undistributed long term capital gains	—	11,458,490
Distributable earnings	$1,115,813	$32,637,658

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Purchases	$303,159,575	$426,737,135
Sales	$156,858,977	$418,988,551

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin International Small Cap Growth Fund for the year ended July 31, 2015, were as shown below.

	Number of				Number of
	Shares Held				Shares Held
	at Beginning	Gross		Gross	at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	End of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Aderans Co. Ltd.	3,418,500	150,000		—	3,568,500	$28,914,325	$388,221	$—
Carpetright PLC	3,387,259	2,677,666		—	6,064,925	53,313,119	—	—
Green REIT PLC	42,701,981	—		(4,272,500)	38,429,481	64,585,682	391,611	(1,374,031)
Headlam Group PLC	4,082,047	804,641		—	4,886,688	36,317,992	1,244,675	—
Irish Residential Properties REIT
PLC	11,125,000	—		—	11,125,000	13,869,991	60,841	—
Irish Residential Properties REIT
PLC, 144A	20,000,000	—		—	20,000,000	24,934,815	109,378	—
Lar Espana Real Estate
Socimi SA	878,741	1,625,259		—	2,504,000	24,617,144	72,541	—
Lar Espana Real Estate
Socimi SA (interim line)	—	2,089,500		—	2,089,500	20,542,141	—	—
Optimal Payments PLC	11,168,906	11,777,041	[a]	(4,102,681)	18,843,266	—[b]	—	28,384,762
Total Affiliated Securities (Value is 13.79% of Net Assets)						$267,095,209	$2,267,267	$27,010,731

aGross addition was the result of a corporate action.
bAs of July 31, 2015, no longer an affiliate.

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended July 31, 2015, the Funds did not use the Global Credit Facility.

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10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin International Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$443,314,637	$—	$	—[b]	$443,314,637
Short Term Investments	12,645,481	—		—	12,645,481
Total Investments in Securities	$455,960,118	$—		$—	$455,960,118
Franklin International Small Cap Growth Fund
Assets:
Investments in Securities
Equity Investments:
Machinery.	$140,880,740	$1,180,081		$—	$142,060,821
Real Estate Investment Trusts (REITs)	128,007,632	20,542,141		—	148,549,773
All Other Equity Investments[a]	1,555,775,802	—		—	1,555,775,802
Short Term Investments	—	87,000,000		—	87,000,000
Total Investments in Securities	$1,824,664,174	$108,722,222		$—	$1,933,386,396
[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes securities determined to have no value at July 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statements of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the “Funds”) at July 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2015:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

$214,603	$122,693,628

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2015:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

$1,696,515	$18,453,874

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

$6,529,646	$29,747,116

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2014, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 12, 2014, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TAX INFORMATION (UNAUDITED)

The following tables provide a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Funds, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Franklin International Growth Fund
Class A	$0.0164	$0.0944	$0.0794
Class C	$0.0164	$0.0404	$0.0340
Class R	$0.0164	$0.0725	$0.0611
Class R6	$0.0164	$0.1276	$0.1073
Advisor Class	$0.0164	$0.1164	$0.0980
Franklin International Small Cap Growth Fund
Class A	$0.0310	$0.3243	$0.2327
Class C	$0.0310	$0.2249	$0.1614
Class R	$0.0310	$0.2721	$0.1953
Class R6	$0.0310	$0.3790	$0.2720
Advisor Class	$0.0310	$0.3643	$0.2614

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin International Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international multi-cap growth funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Class A shares to be in the middle performing quintile of its performance universe in 2014, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and in the middle performing quintile for the previous five-year period. The Board noted that, in 2014, a new lead portfolio manager was named to the Fund. In light of the improvements in Fund performance, the Board believed that no other change in portfolio management was warranted.

Franklin International Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the highest performing quintile of such universe during the previous three-year period, in the second-highest performing quintile for the previous five-year period, and in the highest performing quin-tile for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund was at the

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

median of its Lipper expense group and its actual total expense ratio was approximately one basis point below the median of its expense group. The Board was satisfied with the comparative expenses of such Fund. The contractual investment management fee rate of Franklin International Growth Fund was within 10 basis points of the median of its Lipper expense group and its actual total expense ratio was nine basis points above the median of its Lipper expense group. The Board found such expenses to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Funds had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Funds was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for Franklin International Growth Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time. The fee structure under the investment management agreement for Franklin International Small Cap Growth Fund provides a flat fee of 0.95% at all asset levels. In view of the nature of this Fund, as well as the fact that its expenses had been historically subsidized by management fee waivers, the Board felt it was unlikely that management had benefited from economies of scale in its operation and noted that the Fund had been closed to new investors effective June 3, 2013.

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INSTITUTIONAL

Annual Report
July 31, 2015

Franklin Emerging Market Debt Opportunities Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Contents

Annual Report
Franklin Emerging Market
Debt Opportunities Fund	1
Performance Summary	6
Your Fund’s Expenses	8
Consolidated Financial Highlights
and Consolidated Statement of
Investments	9
Consolidated Financial Statements	16
Notes to
Consolidated Financial Statements	19
Report of Independent Registered
Public Accounting Firm	32
Tax Information	33
Board Members and Officers	34
Shareholder Information	39

Annual Report

Franklin Emerging Market Debt Opportunities Fund

This annual report for Franklin Emerging Market Debt Opportunities Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities.

Performance Overview

The Fund had a -5.16% cumulative total return for the 12 months under review. In comparison, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, posted a +0.60% total return,1 and the Fund’s second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, had a -12.36% total return.2 Also for comparison, the Fund’s third benchmark, the Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus (EMCB) Index (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +1.18% return.1 You can find more performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

1. Source: Morningstar.
2. Source: J.P. Morgan.
The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 10.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Includes securities determined to have no value at 7/31/15.
***Rounds to less than 0.1%.

Economic and Market Overview

Investors waited for a turning point in U.S. monetary policy, and their caution was one of the most important drivers of emerging market (EM) volatility over the 12 months under review. In addition, a steep drop in oil and commodity prices, particularly in the first half of the period, affected all EM asset classes, especially countries that are energy or commodity exporters. The crisis in eastern Ukraine seemed to settle down without further escalation, and even the Greek debt crisis appeared to ease toward period-end, when the state of China’s stock market, and its economy at large, became a main cause of concern. In this environment, the performance of the various categories of EM debt varied widely over the review period.

Ten-year U.S. Treasury yields — the pricing benchmark for U.S. dollar-denominated EM issues — fell as much as 90 basis points (bps) during the period, as investors saw U.S. accommodative monetary policy continue for longer than originally

Geographic Breakdown*
7/31/15
% of Total
Country	Net Assets
Brazil	6.2%
Ukraine	5.6%
Russia	5.1%
South Africa	4.7%
Nigeria	3.9%
Mexico	3.3%
Iraq	3.1%
Angola	3.1%
Argentina	3.0%
Turkey	2.8%
Venezuela	2.5%
Azerbaijan	2.4%
Supranational	2.4%
El Salvador	2.3%
Kazakhstan	2.3%
Colombia	2.2%
Georgia	2.1%
Ghana	2.1%
Uruguay	2.1%
Mozambique	2.0%
Armenia	1.9%
China	1.7%
Other	21.0%
Short-Term Investments & Other Net Assets	12.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. May differ from the
Consolidated SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effect of interest receivable balances.

expected. These yields ended the period only about 30 bps down, as the possibility of a rise in U.S. rates seemed to increase. Even though U.S. Treasury yields fell, risk spreads widened significantly, leaving U.S. dollar-denominated EM sovereign bonds with a small positive return of 0.60% as measured by the JPM EMBI Global Diversified Index. The index’s yield-to-maturity rose over the past 12 months.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Currency Breakdown*
7/31/15
% of Total
Currency	Net Assets
U.S. Dollar	74.4%
Brazilian Real	4.8%
Mexican Peso	3.3%
South African Rand	2.8%
Uruguayan Peso	2.1%
Indian Rupee	2.0%
Turkish Lira	1.9%
Zambian Kwacha	1.5%
Colombian Peso	1.5%
Kenyan Shilling	1.2%
Serbian Dinar	1.0%
Ghanaian Cedi	0.9%
Ugandan Shilling	0.8%
Costa Rican Colon	0.8%
Nigerian Naira	0.7%
Dominican Peso	0.5%
Swiss Franc	0.0%**
Ukrainian Hryvnia	0.0%**
Japanese Yen	-0.1%
Euro	-0.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. Percentages may differ from the Consolidated SOI due to the underlying currency exposure on credit-linked notes, pass-through notes and currency forward contracts and include the effect of interest receivable balances.
**Rounds to less than 0.1%.

Conversely, local-currency sovereign EM bonds declined 12.36%, as measured by the JPM GBI-EM Broad Diversified Index, largely due to currency effects. Investors pushed local EM currencies lower relative to the U.S. dollar, in anticipation of rising U.S. interest rates.

U.S. dollar- and euro-denominated EM corporate bonds fared slightly better than their hard-currency sovereign counterparts. At the country level, moderate gainers, including Russia and China, outnumbered the few decliners, such as Ukraine, and helped the EM corporate debt benchmark achieve a small gain of 1.18%, as measured by the BofAML EMCB Index.

Investment Strategy

Our portfolio construction process can be summarized in three integral steps — country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G-7.3 The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue’s coupon (fixed or floating). We may seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk through the use of derivative currency transactions, including currency forward contracts or options.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

3. The G-7, or Group of Seven, is an informal forum of finance ministers from seven industrialized nations who meet periodically to discuss economic policies.
The G-7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Top 10 Holdings*
7/31/15
Issue	% of Total
Sector, Country	Net Assets
Nota Do Tesouro Nacional	3.9%
Foreign Government & Agency Securities, Brazil
SSB No. 1 PLC	3.4%
Loan Participations and Assignments, Ukraine
Government of Iraq**	3.1%
Foreign Government & Agency Securities, Iraq
Government of Angola	3.1%
Loan Participations and Assignments, Angola
Government of South Africa	2.7%
Foreign Government & Agency Securities, South Africa
Government of Venezuela***	2.5%
Foreign Government & Agency Securities, Venezuela
Mexican Udibonos	2.4%
Foreign Government & Agency Securities, Mexico
Government of El Salvador	2.3%
Foreign Government & Agency Securities, El Salvador
Government of Uruguay	2.1%
Foreign Government & Agency Securities, Uruguay
International Finance Corp.	2.0%
Foreign Government & Agency Securities, Supranational

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.
**Includes loan participations and assignments.
***Includes warrants.

Manager’s Discussion

EM currency weakness significantly impacted the Fund’s returns. A major detractor was the Brazilian real. Despite the Brazilian central bank’s substantial monetary policy tightening and the newly appointed finance minister’s plans for fiscal tightening, the country did not manage to come to terms with the twin challenges of falling gross domestic product and rising inflation, and the Brazilian real suffered as a result. Venezuela’s U.S. dollar-denominated debt also detracted substantially from performance, as falling oil prices and unorthodox economic policy destabilized the country’s economy and its fiscal balance. This situation increased investor speculation about the Venezuelan government’s capacity to service its debt.

Conversely, the Fund’s Russian hard-currency debt holdings contributed significantly to returns after Russia’s economy bounced back from the ill effects of its involvement in the Ukraine conflict and subsequent Western sanctions and overcame the negative effect of falling oil prices. The Fund’s holdings of quasi-sovereign and corporate debt of Ukrainian issuers also boosted performance, as the conflict in eastern Ukraine did not escalate any further, and bonds issued by Oschadbank received more favorable treatment than sovereign debt in Ukraine’s debt restructuring.

On July 31, 2015, the Fund had exposure to 47 EM countries. The largest single country exposure was Brazil (6.2% of total net assets), followed by Ukraine (5.6%), Russia (5.1%) and South Africa (4.7%). Securities denominated in G-7 currencies constituted 74.2% of total net assets, with 67.4% denominated in the U.S. dollar, 4.1% in the euro, 1.9% in the Japanese yen and 0.8% in the Swiss franc. The Fund’s exposures to the euro, Japanese yen and Swiss franc were fully hedged back into the U.S. dollar. In addition, 25.6% of total net assets were denominated in 16 EM currencies, of which the largest was the Brazilian real at 4.8% of total net assets. These figures may differ from the currency breakdown table because they do not include the Fund’s holdings in currency forward contracts and other hedging instruments.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: FEMDX	7/31/15	7/31/14		Change
Net Asset Value	$10.72	$12.35	-$	1.63

Distributions[1] (8/1/14–7/31/15)
	Dividend	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
	$0.9104	$0.0357	$0.0263	$0.9724

Performance[2]
			Value of	Average Annual
	Cumulative	Average Annual	$50,000	Total Return	Total Annual Operating Expenses[7]
	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
					1.00%	1.14%
1-Year	-5.16%	-5.16%	$47,420	-4.34%
5-Year	+25.73%	+4.69%	$62,867	+5.44%
Since Inception (5/24/06)	+87.78%	+7.10%	$93,892	+7.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $50,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates. Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 11/30/15, a waiver related to the management fee paid by a Fund subsidiary, and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-
denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The BofAML EMCB Index (100%
US$ Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and
Eurobond markets.
9. Source: J.P. Morgan. The JPM GBI-EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index than in the global diversified index.
See www.franklintempletondatasources.com for additional data provider information.

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| 7

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
Actual	$1,000	$1,021.00	$5.01
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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					FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights
Franklin Emerging Market Debt Opportunities Fund
					Year Ended July 31,
	2015		2014		2013		2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.35		$12.06		$12.33		$12.80	$11.94
Income from investment operations[a]:
Net investment income[b]	0.87		0.87		0.83		0.90	0.79
Net realized and unrealized gains (losses)	(1.53)		0.04		(0.04)		(0.51)	0.54
Total from investment operations	(0.66)		0.91		0.79		0.39	1.33
Less distributions from:
Net investment income	(0.91)		(0.58)		(0.89)		(0.70)	(0.36)
Net realized gains	(0.06)		(0.04)		(0.17)		(0.16)	(0.11)
Total distributions	(0.97)		(0.62)		(1.06)		(0.86)	(0.47)
Net asset value, end of year	$10.72		$12.35		$12.06		$12.33	$12.80

Total return	(5.16)%		7.82%		6.40%		3.73%	11.40%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.05%		1.10%		1.07%		1.09%	1.11%
Expenses net of waiver and payments by affiliates	1.00	%c	1.00	%c	1.00	%c	1.00%	1.00%
Net investment income	7.78%		7.29%		6.63%		7.52%	6.38%

Supplemental data
Net assets, end of year (000’s)	$713,575		$630,597		$568,794		$464,714	$400,887
Portfolio turnover rate	17.56%		29.70%		30.95%		33.17%	29.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 9

FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, July 31, 2015

Franklin Emerging Market Debt Opportunities Fund
	Country/
	Organization	Warrants		Value
Warrants 2.6%
[a]Central Bank of Nigeria, wts., 11/15/20	Nigeria	64,000		$8,832,000
[a]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	853,965		9,607,106
Total Warrants (Cost $28,915,581)				18,439,106

		Principal
		Amount*

Quasi-Sovereign and Corporate Bonds 27.2%
Banks 4.7%
[b]Fidelity Bank PLC, senior note, 144A, 6.875%, 5/09/18	Nigeria	12,100,000		10,693,375
[c]Halyk Savings Bank of Kazakhstan JSC, senior note, Reg S, 7.25%,
5/03/17	Kazakhstan	5,000,000		5,193,750
[c]International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%,
6/11/19	Azerbaijan	10,300,000		9,830,063
[b]National Savings Bank, senior note, 144A, 8.875%, 9/18/18	Sri Lanka	7,000,000		7,616,875
				33,334,063
Chemicals 0.6%
[b]Braskem Finance Ltd., senior note, 144A, 5.375%, 5/02/22	Brazil	4,450,000		3,918,136
Commercial Services & Supplies 0.8%
[c]Red de Carreteras de Occidente Sapib de CV, secured bond, Reg S,
9.00%, 6/10/28	Mexico	99,000,000	MXN	6,024,030
Diversified Financial Services 1.2%
[b,d]Astana Finance JSC, secured note, 144A, 0.00%, 12/22/24	Kazakhstan	136,566		—
[d,e,f]Sphynx Capital Markets (National Investment Bank of Ghana), PTN,
zero cpn., 2/05/09	Ghana	8,000,000		8,680,808
				8,680,808
Diversified Telecommunication Services 2.9%
[c]Empresa de Telecommunicaciones de Bogota SA, senior note,
Reg S, 7.00%, 1/17/23	Colombia	21,728,000,000	COP	6,990,456
[b]MTN (Mauritius) Investments Ltd., 144A, 4.755%, 11/11/24	South Africa	7,500,000		7,609,125
[c]Oi SA, senior note, Reg S, 9.75%, 9/15/16	Brazil	22,900,000	BRL	6,126,419
				20,726,000
Food & Staples Retailing 1.5%
[c]Cencosud SA, senior note, Reg S, 4.875%, 1/20/23	Chile	4,409,000		4,445,374
[b]JBS Investments GmbH, senior note, 144A, 7.25%, 4/03/24	Brazil	5,900,000		6,069,625
				10,514,999
Industrial Conglomerates 0.9%
[b]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	6,350,000		6,699,250
Metals & Mining 2.0%
[b]Ferrexpo Finance PLC, senior note, 144A, 10.375%, 4/07/19	Ukraine	11,115,000		9,392,175
[c]Vedanta Resources PLC, senior note, Reg S, 9.50%, 7/18/18	India	4,900,000		5,115,037
				14,507,212
Municipal Bonds 3.2%
[c]Bogota Distrito Capital, senior note, Reg S, 9.75%, 7/26/28	Colombia	7,928,000,000	COP	3,115,831
Province de Neuquen, secured note,
[b]144A, 7.875%, 4/26/21	Argentina	5,110,000		5,160,206
[c]Reg S, 7.875%, 4/26/21	Argentina	5,936,000		5,994,321

10 | Annual Report ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Municipal Bonds (continued)
Province of Salta Argentina, senior secured note,
[b]144A, 9.50%, 3/16/22	Argentina	3,573,900		$3,604,689
[c]Reg S, 9.50%, 3/16/22	Argentina	5,014,579		5,057,779
				22,932,826
Oil, Gas & Consumable Fuels 4.1%
[b]Georgian Oil & Gas Corp., 144A, 6.875%, 5/16/17	Georgia	8,550,000		8,699,625
KazMunayGas National Co. JSC,
[b]senior bond, 144A, 4.875%, 5/07/25	Kazakhstan	8,000,000		7,260,000
[c]senior note, Reg S, 4.40%, 4/30/23	Kazakhstan	4,000,000		3,632,500
Petro Co. of Trinidad and Tobago Ltd., senior note,
[b]144A, 6.00%, 5/08/22	Trinidad and Tobago	700,000		711,375
[c]Reg S, 6.00%, 5/08/22	Trinidad and Tobago	1,516,667		1,541,312
[c]State Oil Co., Government of Azerbaijan, senior note, Reg S, 4.75%,
3/13/23	Azerbaijan	7,800,000		7,318,350
				29,163,162
Paper & Forest Products 0.6%
[b]Masisa SA, senior note, 144A, 9.50%, 5/05/19	Chile	4,300,000		4,359,125
Real Estate Management & Development 1.7%
[c]Agile Property Holdings Ltd., senior note, Reg S, 9.00%, 5/21/20	China	1,600,000		1,616,000
[c]Franshion Development Ltd., senior note, Reg S, 6.75%, 4/15/21	China	4,800,000		5,345,232
[c]Longfor Properties Co. Ltd., senior note, Reg S, 6.75%, 1/29/23	China	500,000		505,000
[c]Yuexiu Property Co. Ltd., senior note, Reg S, 4.50%, 1/24/23	China	4,700,000		4,496,373
				11,962,605
Road & Rail 0.4%
[b]Georgian Railway LLC, senior bond, 144A, 7.75%, 7/11/22	Georgia	2,900,000		3,074,899
Specialty Retail 0.8%
[b]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	6,800,000	EUR	5,877,531
Textiles, Apparel & Luxury Goods 1.1%
[b]Golden Legacy Pte. Ltd., senior note, 144A, 9.00%, 4/24/19	Indonesia	7,600,000		7,524,000
Wireless Telecommunication Services 0.7%
[b]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	4,800,000		5,046,000
Total Quasi-Sovereign and Corporate Bonds
(Cost $194,563,776)				194,344,646
[g]Loan Participations and Assignments 17.4%
[b]Alfa Bond Issuance PLC (Alfa Bank OJSC), 144A, 7.50%, 9/26/19	Russia	14,100,000		14,017,374
[b]Ardshininvestbank CJSC, senior note, 144A, 12.00%, 7/29/20	Republic of Armenia	6,200,000		6,215,500
[c]Credit Suisse First Boston International (City of Kyiv), secured bond,
Reg S, 8.00%, 11/06/15	Ukraine	11,175,000		5,992,594
[h,i]Development Bank of South Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 6.693%, 12/20/23	Angola	11,900,000		11,188,672
Tranche 3B, senior note, FRN, 6.693%, 12/20/23	Angola	11,200,000		10,530,514
[h,i]Ethiopian Railway Corp. (Republic of Ethiopia), FRN,
3.942%, 8/02/21	Ethiopia	158,084		148,758
4.055%, 8/02/21	Ethiopia	225,908		212,581
4.068%, 8/02/21	Ethiopia	463,579		436,230

ftinstitutional.com		Annual Report | 11

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
[g]Loan Participations and Assignments (continued)
[h,i]Ethiopian Railway Corp. (Republic of Ethiopia), FRN, (continued)
4.084%, 8/02/21	Ethiopia	94,607		$89,026
4.108%, 8/02/21	Ethiopia	6,648,858		6,256,619
[c]FBN Finance Co. BV, sub. note, Reg S, 8.00% to 7/23/19, FRN
thereafter, 7/23/21	Nigeria	6,700,000		5,912,750
[h,i]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
0.688%, 1/01/28	Iraq	309,731,471	JPY	1,569,679
[h,i]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.688%,
1/01/28	Iraq	542,048,836	JPY	2,747,034
[c]Mozambique EMATUM Finance 2020 BV (Republic of Mozambique),
senior note, Reg S, 6.305%, 9/11/20	Mozambique	15,200,000		13,857,916
[e,i]NK Debt Corp.,
[b]144A, zero cpn., 3/12/20	North Korea	4,250,000	DEM	—
[c]Reg S, zero cpn., 3/12/20	North Korea	2,000,000	CHF	—
[c]Reg S, zero cpn., 3/12/20	North Korea	18,000,000	DEM	—
RSHB Capital SA (Russian Agricultural Bank OJSC), senior
sub. note,
[b]144A, 6.00% to 6/03/16, FRN thereafter, 6/03/21	Russia	7,000,000		6,413,750
[c]Reg S, 6.00% to 6/03/16, FRN thereafter, 6/03/21	Russia	1,200,000		1,099,500
RZD Capital PLC (Russian Railways),
[c]senior bond, Reg S, 5.70%, 4/05/22	Russia	8,900,000		8,485,571
senior note, 2.177%, 2/26/18	Russia	5,800,000	CHF	5,663,784
[c]SSB No. 1 PLC (OJSC State Savings Bank of Ukraine), senior note,
Reg S,
8.25%, 3/10/16	Ukraine	17,500,000		14,481,250
8.875%, 3/20/18	Ukraine	10,720,000		8,596,100
Total Loan Participations and Assignments
(Cost $133,016,123)				123,915,202
[j]Credit-Linked Notes (Cost $326,721) 0.0%†
[b]ING Bank NV (Government of Ukraine), 144A, 5.50%, 8/25/15	Ukraine	2,200,000	UAH	103,092
Foreign Government and Agency Securities 38.6%
Banque Centrale de Tunisie,
[c]Reg S, 4.50%, 6/22/20	Tunisia	1,261,000	EUR	1,428,016
senior bond, 4.30%, 8/02/30	Tunisia	610,000,000	JPY	4,198,716
senior bond, 4.20%, 3/17/31	Tunisia	680,000,000	JPY	4,486,321
The Development and Investment Projects Fund of the Jordan Armed
Forces and Security Corps., senior note, 6.14%, 12/16/19	Jordan	1,980,000		1,984,534
[e]Government of Argentina, 11.75%, 5/20/11	Argentina	3,000,000	DEM	1,659,612
[b]Government of Armenia, 144A, 7.15%, 3/26/25	Republic of Armenia	6,965,000		6,923,628
[h]Government of Bosnia & Herzegovina,
FRN, 0.875%, 12/11/17	Bosnia & Herzegovina	1,650,000	DEM	850,235
[c]senior bond, B, Reg S, FRN, 0.875%, 12/11/21	Bosnia & Herzegovina	17,414,583	DEM	8,288,997
[b]Government of Costa Rica, 144A, 10.58%, 9/23/15	Costa Rica	2,775,000,000	CRC	5,245,742
[b]Government of the Dominican Republic, 144A, 12.50%, 2/09/18	Dominican Republic	149,000,000	DOP	3,513,161
[c]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador	16,400,000		16,424,108
[b]Government of Gabon, 144A, 6.95%, 6/16/25	Gabon	7,100,000		6,932,795
Government of Georgia,
[b]144A, 6.875%, 4/12/21	Georgia	2,900,000		3,083,512
[c]Reg S, 6.875%, 4/12/21	Georgia	200,000		212,656

12 | Annual Report

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Ghana,
25.40%, 7/31/17	Ghana	13,300,000	GHS	$3,604,509
23.00%, 8/21/17	Ghana	8,790,000	GHS	2,295,789
[c,e,k]Government of Grenada, Reg S, 6.00% to 9/15/15, 8.00% to 9/15/17,
8.50% to 9/15/18, 9.00% thereafter, 9/15/25	Grenada	9,800,000		3,047,800
Government of Honduras,
[b]senior bond, 144A, 7.50%, 3/15/24	Honduras	3,200,000		3,482,336
[c]senior bond, Reg S, 7.50%, 3/15/24	Honduras	400,000		435,292
[b]senior note, 144A, 8.75%, 12/16/20	Honduras	1,200,000		1,371,822
[c]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	22,100,000		17,610,938
Government of Jamaica, senior bond, 7.875%, 7/28/45	Jamaica	2,700,000		2,677,752
Government of Macedonia, senior bond, 4.625%, 12/08/15	Macedonia	4,242,000	EUR	4,679,638
[c]Government of Mongolia, Reg S, 5.125%, 12/05/22	Mongolia	10,500,000		9,077,355
Government of Montenegro, 7.875%, 9/14/15	Republic of Montenegro	4,900,000	EUR	5,402,643
Government of Nigeria, 16.39%, 1/27/22	Nigeria	453,700,000	NGN	2,417,148
[b]Government of Paraguay, 144A, 4.625%, 1/25/23	Paraguay	7,450,000		7,584,435
[c]Government of Rwanda, Reg S, 6.625%, 5/02/23	Rwanda	2,700,000		2,759,063
[c]Government of Seychelles, Reg S, 7.00% to 1/01/18, 8.00%
thereafter, 1/01/26	Republic of Seychelles	10,500,000		10,148,513
Government of South Africa, 8.00%, 12/21/18	South Africa	240,000,000	ZAR	19,210,948
Government of Turkey,
8.20%, 11/16/16	Turkey	35,000,000	TRY	12,357,473
[h]FRN, 7.80%, 1/04/17	Turkey	1,940,000	TRY	702,457
Government of Uganda,
10.25%, 4/21/16	Uganda	3,000,000,000	UGX	849,679
16.75%, 2/23/17	Uganda	4,385,000,000	UGX	1,269,320
10.75%, 2/22/18	Uganda	2,200,000,000	UGX	551,696
[l]Government of Uruguay, senior bond, Index Linked, 3.70%,
6/26/37	Uruguay	535,809,687	UYU	14,833,468
Government of Venezuela,
[c]Reg S, 6.00%, 12/09/20	Venezuela	12,800,000		4,560,896
senior bond, 7.65%, 4/21/25	Venezuela	9,000,000		3,219,525
International Finance Corp., senior note,
7.75%, 12/03/16	Supranational[m]	705,000,000	INR	11,137,030
6.45%, 10/30/18	Supranational[m]	200,000,000	INR	3,122,980
Kenya Infrastructure Bond, 11.00%, 9/15/25	Kenya	908,500,000	KES	7,970,281
[l]Mexican Udibonos, Index Linked, 4.00%, 11/15/40	Mexico	2,547,266[n]	MXN	17,138,229
[o]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/24	Brazil	8,000[p]	BRL	6,052,702
8/15/30	Brazil	28,000[p]	BRL	20,815,262
Serbia Treasury Note, 10.00%,
2/21/16	Serbia	500,000,000	RSD	4,686,386
5/22/16	Serbia	50,000,000	RSD	472,689
10/17/16	Serbia	180,000,000	RSD	1,717,381
[c,h]Tanzania Government International Bond, Reg S, FRN, 6.397%,
3/09/20	United Republic of
	Tanzania	2,800,000		2,841,342
Total Foreign Government and Agency Securities
(Cost $331,314,477)				275,336,810

ftinstitutional.com

Annual Report

| 13

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Shares/
	Organization	Units		Value
Common Stocks (Cost $ —) 0.0%
[d,q]Astana Finance JSC, GDR, 144A	Kazakhstan	193,625		$—
Private Limited Partnership Fund
(Cost $4,309,243) 0.1%
Diversified Financial Services 0.1%
[a,i,q,r]Global Distressed Alpha Fund III LP	Bermuda	4,134,105		491,049
Total Investments before Short Term Investments
(Cost $692,445,921)				612,629,905
		Principal
		Amount*
Short Term Investments 12.3%
Foreign Government and Agency Securities 2.2%
International Bank for Reconstruction and Development, senior note,
10.00%, 10/28/15	Supranational[m]	500,000,000	NGN	2,423,444
[s]Uganda Treasury Bill, 5/26/16	Uganda	11,280,000,000	UGX	2,896,786
[s]Zambia Treasury Bills, 8/24/15 - 5/02/16	Zambia	91,190,000	ZMW	10,720,129
Total Foreign Government and Agency Securities
(Cost $17,095,995)				16,040,359
U.S. Government and Agency Securities
(Cost $499,878) 0.1%
[s]U.S. Treasury Bills, 8/20/15 - 1/14/16	United States	500,000		499,863
Total Investments before Money Market Funds and
Repurchase Agreements (Cost $710,041,794)				629,170,127

		Shares
Money Market Funds (Cost $71,325,819) 10.0%
[q,t]Institutional Fiduciary Trust Money Market Portfolio	United States	71,325,819		71,325,819

		Principal
		Amount*
Repurchase Agreements (Cost $230,446) 0.0%†
[u]Joint Repurchase Agreement, 0.109%, 8/03/15
(Maturity Value $230,448)	United States	230,446		230,446
BNP Paribas Securities Corp. (Maturity Value $45,407)
Credit Suisse Securities (USA) LLC (Maturity Value $68,114)
HSBC Securities (USA) Inc. (Maturity Value $95,357)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $21,570)
Collateralized by U.S. Government Agency Securities,
0.00% - 0.215%, 12/01/15 - 2/01/20; and U.S. Treasury Notes,
0.25% - 0.875%, 9/15/15 - 6/15/17 (valued at $235,204)
Total Investments (Cost $781,598,059) 98.2%				700,726,392
Other Assets, less Liabilities 1.8%				12,848,908
Net Assets 100.0%				$713,575,300

14 | Annual Report

ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(h).
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At July 31, 2015, the aggregate value of these securities was $168,203,158, representing 23.57% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2015, the aggregate value of these securities was $217,608,484, representing 30.50% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2015, the aggregate value of these securities was $8,680,808, representing 1.22% of net assets.
eSee Note 7 regarding defaulted securities.
fRepresents claims that have been filed with a Ghanaian court against National Investment Bank of Ghana.
gSee Note 1(f) regarding loan participations and assignments.
hThe coupon rate shown represents the rate at period end.
iSee Note 9 regarding restricted securities.
jSee Note 1(g) regarding credit-linked notes.
kAt July 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
lPrincipal amount of security is adjusted for inflation. See Note 1(j).
mA supranational organization is an entity formed by two or more central governments through international treaties.
nPrincipal amount is stated in Unidad de Inversion Units.
oRedemption price at maturity is adjusted for inflation. See Note 1(j).
pPrincipal amount is stated in 1,000 Brazilian Real Units.
qNon-income producing.
rThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.
sThe security is traded on a discount basis with no stated coupon rate.
tSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
uSee Note 1(c) regarding joint repurchase agreement.

At July 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts
Euro	CITI	Sell	9,000,000	$10,195,650	9/15/15	$303,369	$—
Euro	MSCO	Sell	9,000,000	10,201,338	9/15/15	309,057	—
Euro	RBCCM	Sell	9,200,000	10,422,662	9/15/15	310,552	—
Japanese Yen	CITI	Sell	600,000,000	4,894,763	9/15/15	49,607	—
Japanese Yen	MSCO	Sell	600,000,000	4,893,585	9/15/15	48,429	—
Japanese Yen	RBCCM	Sell	500,000,000	4,078,307	9/15/15	40,677	—
Swiss Franc	RBCCM	Sell	5,300,000	5,731,626	9/15/15	239,469	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$1,301,160	$—
Net unrealized appreciation (depreciation)						$1,301,160

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 31.

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 15

FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
July 31, 2015

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$710,041,794
Cost - Sweep Money Fund (Note 3d)	71,325,819
Cost - Repurchase agreements	230,446
Total cost of investments	$781,598,059
Value - Unaffiliated issuers	$629,170,127
Value - Sweep Money Fund (Note 3d)	71,325,819
Value - Repurchase agreements	230,446
Total value of investments	700,726,392
Cash	464,811
Restricted Cash (Note 1e)	311,000
Foreign currency, at value (cost $1,143,724)	1,146,423
Receivables:
Investment securities sold	30,000
Capital shares sold	91,262
Interest	10,947,308
Unrealized appreciation on OTC forward exchange contracts	1,301,160
Other assets	209
Total assets	715,018,565
Liabilities:
Payables:
Capital shares redeemed	109,079
Management fees	585,496
Transfer agent fees	4,256
Custodian fees	65,503
Due to brokers	311,000
Unrealized depreciation on unfunded loan commitments (Note 10)	203,232
Deferred tax	144,789
Accrued expenses and other liabilities	19,910
Total liabilities	1,443,265
Net assets, at value	$713,575,300
Net assets consist of:
Paid-in capital	$787,405,871
Undistributed net investment income	6,566,906
Net unrealized appreciation (depreciation)	(79,987,230)
Accumulated net realized gain (loss)	(410,247)
Net assets, at value	$713,575,300
Shares outstanding	66,545,072
Net asset value and maximum offering price per share	$10.72

16 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended July 31, 2015

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends	$4,620,000
Interest	47,528,802
Inflation principal adjustments	5,605,707
Total investment income	57,754,509
Expenses:
Management fees (Note 3a)	6,419,474
Transfer agent fees (Note 3c)	53,874
Custodian fees (Note 4)	217,142
Reports to shareholders	24,256
Registration and filing fees	55,407
Professional fees	114,003
Trustees’ fees and expenses	23,765
Other	18,154
Total expenses	6,926,075
Expense reductions (Note 4)	(558)
Expenses waived/paid by affiliates (Note 3d and 3e)	(344,149)
Net expenses	6,581,368
Net investment income	51,173,141
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(18,069,899)
Foreign currency transactions	9,077,873
Net realized gain (loss)	(8,992,026)
Net change in unrealized appreciation (depreciation) on:
Investments	(74,467,486)
Translation of other assets and liabilities denominated in foreign currencies	426,469
Change in deferred taxes on unrealized appreciation	(98,353)
Net change in unrealized appreciation (depreciation)	(74,139,370)
Net realized and unrealized gain (loss)	(83,131,396)
Net increase (decrease) in net assets resulting from operations	$(31,958,255)

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Year Ended July 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$51,173,141	$43,321,521
Net realized gain (loss)	(8,992,026)	(4,241,115)
Net change in unrealized appreciation (depreciation)	(74,139,370)	6,433,724
Net increase (decrease) in net assets resulting from operations	(31,958,255)	45,514,130
Distributions to shareholders from:
Net investment income	(47,966,524)	(27,827,405)
Net realized gains	(3,266,613)	(1,989,027)
Total distributions to shareholders	(51,233,137)	(29,816,432)
Capital share transactions (Note 2)	166,169,622	46,105,272
Net increase (decrease) in net assets	82,978,230	61,802,970
Net assets:
Beginning of year	630,597,070	568,794,100
End of year	$713,575,300	$630,597,070
Undistributed net investment income included in net assets:
End of year	$6,566,906	$14,798,527

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FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s Portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by

20 | Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on July 31, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterpar-ties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At July 31, 2015, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At July 31, 2015, the Fund received $272,366 in U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Restricted Cash

At July 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

g. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

h. Investments in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investment in the FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2015, the FT Subsidiary’s investments as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At July 31, 2015, the net assets of the FT Subsidiary were $19,531,201, representing 2.74% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Consolidated Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount
Shares sold	21,287,782	$233,443,499	10,773,400	$129,807,757
Shares issued in reinvestment of distributions	4,440,488	46,625,128	2,273,662	26,465,438
Shares redeemed	(10,232,523)	(113,899,005)	(9,177,157)	(110,167,923)
Net increase (decrease)	15,495,747	$166,169,622	3,869,905	$46,105,272

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 Million
0.900%	Over $500 Million, up to and including $1 billion
0.850%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in the FT Subsidiary, in an amount not to exceed the management fees paid by the FT Subsidiary.

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

c. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties.

For the year ended July 31, 2015, the Fund paid transfer agent fees of $53,874, of which $52,191 was retained by Investor Services.

d. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

e. Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2015.

24 | Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

f. Other Affiliated Transactions

At July 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 16.41% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2015, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2015, the Fund deferred post-October capital losses of $409,641.

The tax character of distributions paid during the years ended July 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$49,844,684	$29,816,432
Long term capital gain	1,388,453	—
	$51,233,137	$29,816,432

At July 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$774,602,194

Unrealized appreciation	$33,014,784
Unrealized depreciation	(106,890,586)
Net unrealized appreciation (depreciation)	$(73,875,802)

Distributable earnings - undistributed ordinary income	$16,148,616

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, commodity-based derivatives, and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, aggregated $225,172,022 and $100,072,891, respectively.

7. Credit Risk and Defaulted Securities

At July 31, 2015, the Fund had 66.21% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2015, the aggregate value of these securities was $13,388,220, representing 1.88% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies recently impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At July 31, 2015, the Fund had 5.0% of its net assets invested in Russia.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount*/			Acquisition
Units		Issuer	Dates	Cost	Value
11,900,000		Development Bank of South Africa Ltd. (Government of Angola),
		Tranche 2, senior note, FRN, 6.693%, 12/20/23	12/16/13	$11,900,000	$11,188,672
11,200,000		Development Bank of South Africa Ltd. (Government of Angola),
		Tranche 3B, senior note, FRN, 6.693%, 12/20/23	6/06/14	11,200,000	10,530,514
158,084		Ethiopian Railway Corp. (Republic of Ethiopia), FRN, 3.942%,
		8/02/21	6/26/15	144,098	148,758
225,908		Ethiopian Railway Corp. (Republic of Ethiopia), FRN, 4.055%,
		8/02/21	4/08/15	207,008	212,581
463,579		Ethiopian Railway Corp. (Republic of Ethiopia), FRN, 4.068%,
		8/02/21	3/25/15	425,217	436,230
94,607		Ethiopian Railway Corp. (Republic of Ethiopia), FRN, 4.084%,
		8/02/21	3/18/15	86,813	89,026
6,648,858		Ethiopian Railway Corp. (Republic of Ethiopia), FRN, 4.108%,
		8/02/21	8/04/14 - 12/31/14	6,129,736	6,256,619
4,134,105		Global Distressed Alpha Fund III LP	10/11/12 - 3/20/15	4,309,244	491,049
309,731,471	JPY	Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
		0.688%, 1/01/28	10/16/07 - 1/6/11	1, 769,891	1,569,679
542,048,836	JPY	Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.688%,
		1/01/28	7/19/07 - 1/6/11	2,988,244	2,747,034
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	—
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	—
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	—
		Total Restricted Securities (Value is 4.72% of Net Assets)		$42,296,007	$33,670,162

*In U.S. dollars unless otherwise indicated.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At July 31, 2015, unfunded commitments were as follows:
Unfunded
Borrower	Commitment
Ethiopian Railway Corp. (Republic of Ethiopia)	$1,708,965
Global Distressed Alpha Fund III LP	290,756
$1,999,721

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations.

11. Other Derivative Information

At July 31, 2015, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Consolidated Statement of		Consolidated Statement of
Hedging Instruments	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC	$1,301,160	Unrealized depreciation on OTC	$ —
	forward exchange contracts	––––––––––	forward exchange contracts	–––––––––
Totals		$1,301,160		$ —
		––––––––––		–––––––––

For the year ended July 31, 2015, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Net Change
		Net			in Unrealized
Derivative Contracts		Realized			Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss)		Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year		Operations Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$11,229,337	[a]	Translation of other assets	$550,493	[a]
and liabilities denominated
		–––––––––––		in foreign currencies	–––––––––––––
Totals		$11,229,337			$550,493
		–––––––––––			–––––––––––––

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the year ended July 31, 2015, the average month end fair value of derivatives represented 0.37% of average month end net assets. The average month end number of open derivative contracts for the period was 9.

See Note 1(d) regarding derivative financial instruments.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended July 31, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Warrants	$—	$9,607,106	$8,832,000		$18,439,106
Quasi-Sovereign and Corporate Bonds	—	185,663,838	8,680,808	[a]	194,344,646
Loan Participations and Assignments	—	90,736,089	33,179,113	[a]	123,915,202
Credit-Linked Notes	—	103,092	—		103,092
Foreign Government and Agency Securities	—	275,336,810	—		275,336,810
Common Stocks	—	—	—[a]		—
Private Limited Partnership Fund	—	—	491,049		491,049
Short Term Investments	71,825,682	16,270,805	—		88,096,487
Total Investments in Securities	$71,825,682	$577,717,740	$51,182,970		$700,726,392
Other Financial Instruments
Forward Exchange Contracts	$—	$1,301,160	$—		$1,301,160

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				FRANKLIN GLOBAL TRUST
	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

		Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Unfunded Loan Commitments	$	— $	—	$203,232	$203,232

aIncludes securities determined to have no value at July 31, 2015.

A reconciliation of assets and liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At July 31, 2015, the reconciliation of assets and liabilities, is as follows:

										Net Change
										in Unrealized
						Net	Net			Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End		on Assets Held
	of Year	Purchases	Sales	Level 3	Adjustments[a]	(Loss)	(Depreciation)	of Year		at Year End
Assets:
Investments in Securities:
Warrants	$9,920,000	$—	$—	$—	$—	$—	$(1,088,000)	$8,832,000		$(1,088,000)
Quasi-Sovereign and Corporate
Bonds	8,406,320	—	—	—	—	—	274,488	8,680,808	[b]	274,488
Loan Participations and
Assignments	29,693,263	7,509,476	—	—	(693,799)	—	(3,329,827)	33,179,113	[b]	(3,329,827)
Private Limited Partnership
Fund	110,995	434,271	—	—	—	—	(54,217)	491,049		(54,217)
Total Investments in Securities	$48,130,578	$7,943,747	$—	$—	$(693,799)	$—	$(4,197,556)	$51,182,970		$(4,197,556)
Liabilities:
Other Financial Instruments
Unfunded Loan
Commitments	$—	$—	$—	$—	$—	$—	$203,232	$203,232		$203,232

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
bIncludes securities determined to have no value at July 31, 2015.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

13. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2015, are as follows:

						Impact to Fair
	Fair Value at			Unobservable	Amount/	Value if Input
Description	End of Year		Valuation Technique	Inputs	Range	Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$8,680,808		Probability Weighted
			Discounted Cash Flow
			Model	Free Cash Flow[b]	$0.0 - $13.7 (mil)	Increase[c]
			Market Comparables	Discount for lack
				of marketability	20%	Decrease[d]
Loan Participations and
Assignments	33,179,113		Consensus Pricing	Weighted average
				of offered quotes	$59.78 - $68.76	Increase[d]
Discounted Cash Flow
			Model	Free Cash Flow	$7.3 - $11.3 (mil)	Increase[c]
				Credit spread	7.4% - 9.5%	Decrease
All Other Investments[e]	9,323,049	[f]
Total	$51,182,970

Liabilities:
Other Financial Instruments
Unfunded Loan Commitments[e]	$203,232

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes probability assumptions for various outcomes from ongoing legal proceedings.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.
eIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.
fIncludes securities determined to have no value at July 31, 2015.

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

Abbreviations
Counterparty		Currency		Selected Portfolio

CITI	Citibank N.A.	BRL	Brazilian Real	FRN Floating Rate Note
MSCO	Morgan Stanley	CHF	Swiss Franc	GDR Global Depositary Receipt
RBCCM	Royal Bank of Canada	COP	Colombian Peso	PTN Pass-through Note
		CRC	Costa Rican Colon
		DEM	Deutsche Mark
		DOP	Dominican Peso
		EUR	Euro
		GHS	Ghanaian Cedi
		INR	Indian Rupee
		JPY	Japanese Yen
		KES	Kenyan Shilling
		MXN	Mexican Peso
		NGN	Nigerian Naira
		RSD	Serbian Dinar
		TRY	Turkish Lira
		UAH	Ukrainian Hryvnia
		UGX	Ugandan Shilling
		UYU	Uruguayan Peso
		ZAR	South African Rand
		ZMW	Zambian Kwacha

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Emerging Market Debt Opportunities Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Emerging Market Debt Opportunities Fund (the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,388,453 as a long term capital gain dividend for the fiscal year ended July 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,878,160 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2015.

At July 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share
$0.0045	$0.8239	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Emerging Market Debt Opportunities Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds. With respect to Franklin Emerging Market Debt Opportunities Fund, the Board also took into account that the investment management arrangements for such Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that the Manager waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the only share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets hard currency debt funds as selected by Lipper. The Lipper report showed the total return of the Fund’s only share class to be in the second-lowest performing quintile of such Lipper performance universe for 2014, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period and in the middle performing quintile for the previous five-year period. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting that returns in the three- and five-year periods exceeded the median by 1.18% and 0.27%, respectively.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate and actual total expense ratio for the Fund were both in the most expensive quintile within its Lipper expense group. The Board found the expenses of such Fund to be acceptable, however, noting that they were being subsidized by management and that its actual total expense ratio was less than 11 basis points higher than the median of its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related

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SHAREHOLDER INFORMATION

changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
July 31, 2015

Franklin Global Listed Infrastructure Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Global
Listed Infrastructure Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	23
Notes to Financial Statements	27
Report of Independent Registered
Public Accounting Firm	35
Tax Information	36
Board Members and Officers	38
Shareholder Information	43

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Annual Report

Franklin Global Listed Infrastructure Fund

This annual report for Franklin Global Listed Infrastructure Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets.

Performance Overview

For the year under review, the Fund’s Class A shares had a -1.08% cumulative total return. In comparison, the Standard & Poor’s (S&P®) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, had a -2.08% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth was mixed during the 12-month period ended July 31, 2015. In 2014’s second half, growth expanded due to increased consumer spending, business investment and federal defense spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports. Second-quarter growth was healthier owing to increases in consumer spending, exports, state and local government spending, and residential fixed investment. Manufacturing and service activities continued to expand during the 12-month period, contributing to new jobs and a lower unemployment rate. Retail sales generally rose, as did home sales and prices amid declining mortgage rates.

The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. In June, the Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that medium-term inflation would move back to 2%. In July, Federal Reserve Board Chair Janet Yellen provided an optimistic economic assessment and restated that upcoming interest rate increases would likely be gradual and data dependent.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

The global economy expanded moderately during the reporting period despite slower growth in some countries. Major developed market central banks reaffirmed accommodative monetary policies to support economic recovery. However, in emerging markets, some central banks raised interest rates to mitigate rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

In Europe, the U.K. economy grew, supported by services and manufacturing. The eurozone economy grew at its fastest pace in two years as Spain’s expansion gained momentum and France and Italy returned to growth in 2015. However, first-quarter growth in Germany, the region’s largest economy, slowed amid sluggish exports, and Greece slipped back into recession but passed reforms and entered new bailout negotiations by period-end. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded its asset purchases to help avoid deflation and boost the economy. The annual inflation rate rose beginning in May as services and food prices increased. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast.

In Asia, the Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose, but growth contracted in the second quarter. The BOJ lowered its economic growth and inflation forecasts twice during the period. China’s economy moderated as its government implemented market-friendly policies to help support more sustainable growth. Lower interest rates fueled stock market speculation and a surge up to mid-June in the domestic A-share market that generally boosted Asian markets. Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a major market pullback in the last six weeks of the period under review, exacerbated by some government measures. China’s market downturn triggered significant market declines in South Korea, Thailand, Taiwan and Singapore.

Global developed market stocks overall, as measured by the MSCI World Index, advanced during the 12-month period amid signs of economic improvement in Europe and Japan. Oil prices declined sharply owing largely to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Investment Strategy

When selecting investments for the Fund’s portfolio, we use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and infrastructure market fundamentals with top-down macro overlays to provide country/regional, infrastructure sector and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities.

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Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Atlantia SpA	6.1%
Highways & Railtracks, Italy
Transurban Group	5.4%
Highways & Railtracks, Australia
Groupe Eurotunnel SE	4.3%
Highways & Railtracks, France
NextEra Energy Inc.	3.4%
Electric Utilities, U.S.
China Merchants Holdings International Co. Ltd.	3.3%
Marine Ports & Services, China
Enel SpA	3.2%
Electric Utilities, Italy
Iberdrola SA	3.1%
Electric Utilities, Spain
National Grid PLC	3.1%
Multi-Utilities, U.K.
Dominion Resources Inc.	3.0%
Multi-Utilities, U.S.
Japan Airport Terminal Co. Ltd.	3.0%
Airport Services, Japan

We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization size. We may use derivative instruments, including currency forward or futures contracts from time to time to help manage currency risks and manage local currency exposure.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

During the year under review, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included transportation infrastructure firm Japan Airport Terminal. Japan Airport Terminal is the operator of Tokyo Haneda Airport’s domestic and international terminals as well as retail shops in the international terminals of the Tokyo Narita and Osaka Kansai airports. The company has been the main beneficiary of continued strength in inbound tourism as Japan prepares to host 20 million annual tourist arrivals by 2020, up from 13 million in 2014. This trend has driven continued improvement in retail sales, particularly as tourism from China has remained strong, and is expected to lead to strong operating income growth in the coming year. Over the medium term, we believed further allocation of international landing slots could drive incremental growth in terminal and retail operations in advance of the 2020 Tokyo Olympic Games.

The Fund’s investment in energy infrastructure firm Energy Transfer Equity (ETE) also supported relative returns over the period.2,3 ETE is a limited partnership involved in the natural gas midstream, transportation and storage business, as well as a propane retailer. The company has been increasing its existing presence in the Marcellus and Utica shale regions with the aim of creating a major natural gas and natural gas liquids (NGL) super system composed of gathering, processing, transmission, marine export and fractionation (a separation process into smaller quantities of various compositions). ETE has also been in the process of building a major pipeline system out of the Bakken rock formation and connecting facilities on the Texas Gulf Coast with the rest of its network. The firm is a master limited partnership (MLP; a limited partnership that is publicly traded on an exchange) with the potential for a solid dividend growth rate for the next few years, in our analysis. We view ETE as a best-of-class MLP with investments in almost all sub-sectors of the midstream infrastructure sector. Earlier in 2015, ETE’s two subsidiaries, Energy Transfer Partners and Regency Energy Partners, announced a merger, which we expect could add financial and operational synergies and potentially boost earnings and cash flows over the next few years. ETE has also been in the process of developing a liquid natural gas (LNG) export project, which we believe should be a major contributor to future earnings growth, if successful. Further enhancing potential return of cash to shareholders, the company has repurchased stocks under its current buyback program.

An investment in U.S.-based utility New Jersey Resources (NJR) also aided relative results over the reporting period.2 NJR is a holding company that provides retail and wholesale energy services to customers primarily in the Gulf Coast, mid-continent, Appalachian, Northeastern and Western markets of the U.S., as well as in Canada. NJR’s operations involve the entire gamut of energy markets, from natural gas utility to energy midstream (pipeline and storage) to renewables (wind and solar) projects. It has also been installing natural

2. Not part of the index.
3. Sold during the period.
See www.franklintempletondatasources.com for additional data provider information.

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gas refilling stations in New Jersey. The company provides what we view as an attractive platform to capitalize on multiple potential opportunities in the quickly changing U.S. energy landscape. Overall, utility company share prices increased over the past year as investors seemed to seek dividend yields. We estimated that potential company earnings and dividends should grow fairly well over the next few years given what we believed to be the strong fundamentals of its underlying business segments.

In contrast, the Fund’s investment in utility company Altagas hampered relative performance. Altagas is a Canada-based energy infrastructure company with a focus on natural gas, power and regulated utilities. The company operates through three segments: gas, power and utilities. The gas segment includes natural gas processing, transportation, storage and natural gas marketing. The power segment includes power generation from gas-fired, coal-fired, wind, biomass and run-of-river (natural water flow hydroelectric projects) assets. The utilities segment includes regulated natural gas distribution utilities across North America. Altagas plans additional power projects in various stages of development and evaluation. The company has also been focusing on projects for exporting LNG and liquefied petroleum gas to Asia from the west coasts of Canada and the U.S. From its gas business, Altagas has some exposure to NGL prices, which declined significantly this past year in tandem with crude oil prices. Moreover, the firm had exposure to declining power prices through its merchant power business in Alberta, Canada, pressuring its stock.

An investment in Spain-based, transportation global infrastructure firm Obrascon Huarte Lain also hurt relative Fund returns.2,3 The company manages toll road, airport and social infrastructure concessions in seven European countries. We established this position in September 2014 after the market reacted negatively when the company revealed its net debt and working capital position during its first-half 2014 earnings call. Our analysis at the time suggested to us that the stock was trading at a significant valuation discount to the value implied by its equity stakes in listed infrastructure companies Abertis Infraestructuras (a Fund holding) and OHL Mexico.3 However, the market continued to focus on the company’s perceived balance sheet weakness rather than a valuation we considered attractive, and we saw no positive catalysts to improve sentiment. Obrascon’s subsequent decision to sell a portion of its stake in OHL Mexico at a significant discount suggested to us that its leverage situation was poorer than we had initially assessed, and we exited the position.

U.S.-based NRG Energy was another relative detractor during the period.2 NRG is a power company that produces, sells and delivers energy and energy products and services in U.S. power markets. NRG Home includes the company’s retail and home solar businesses. NRG Renew includes the company’s solar and wind assets. NRG Yield includes contracted generation assets. The company has a large fleet of power plants in the Pennsylvania, Jersey and Maryland (PJM) zone, which makes NRG one of the largest beneficiaries of capacity prices in PJM. NRG bought back shares in the second quarter of 2015, and expected additional asset sale proceeds to be allocated toward share buybacks in the second half of 2015. The company has also talked about a potential split of its renewable business from the conventional coal and gas power business. However, investors seemed to be worried about NRG’s ability to execute on its promises. The company reduced its 2015 earnings guidance on its contracted power business due to weaker wind speeds, leading to a stock sell-off. In our view, NRG may be too complicated for most investors to understand and, thus, the shares have suffered a significant price decline so far in 2015.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

6 | Annual Report

franklintempleton.com

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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| 7

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14		Change
A (FLGIX)	$11.81	$12.35	-$	0.54
C (N/A)	$11.74	$12.28	-$	0.54
R (N/A)	$11.80	$12.32	-$	0.52
R6 (N/A)	$11.83	$12.36	-$	0.53
Advisor (N/A)	$11.83	$12.36	-$	0.53

Distributions[1] (8/1/14–7/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1888	$0.1947		$0.0052	$0.3887
C	$0.1157	$0.1947		$0.0052	$0.3156
R	$0.1540	$0.1947		$0.0052	$0.3539
R6	$0.2277	$0.1947		$0.0052	$0.4276
Advisor	$0.2185	$0.1947		$0.0052	$0.4184

8 | Annual Report

franklintempleton.com

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
A					1.45%	4.15%
1-Year	-1.08%	-6.75%	$9,325	-9.67%
Since Inception (9/6/13)	+23.46%	+8.31%	$11,636	+8.26%
C					2.15%	4.85%
1-Year	-1.78%	-2.73%	$9,727	-5.86%
Since Inception (9/6/13)	+21.75%	+10.92%	$12,175	+10.99%
R					1.65%	4.35%
1-Year	-1.29%	-1.29%	$9,871	-4.45%
Since Inception (9/6/13)	+22.88%	+11.46%	$12,288	+11.51%
R6					1.08%	5.21%
1-Year	-0.75%	-0.75%	$9,925	-3.92%
Since Inception (9/6/13)	+24.26%	+12.12%	$12,426	+12.19%
Advisor					1.15%	3.85%
1-Year	-0.74%	-0.74%	$9,926	-3.84%
Since Inception (9/6/13)	+24.19%	+12.09%	$12,419	+12.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (9/6/13–7/31/15)

$15,000
$10,000
$5,000
9/13
7/14
7/15
$12,288
$12,223
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class R	7/31/15
1-Year	-1.29%
Since Inception (9/6/13)	+11.46%

Class R6 (9/6/13–7/31/15)

$15,000
$10,000
$5,000
9/13
7/14
7/15
$12,426
$12,223
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class R6	7/31/15
1-Year	-0.75%
Since Inception (9/6/13)	+12.12%

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in infrastructure-related securities involve special risks, including but not limited to high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. The risks of foreign investing may be greater in developing or emerging markets. Investors should be comfortable with fluctuations in the value of their investment, as small- and midsized-company stocks can be volatile, especially over the short term. Investments in utility company securities, if purchased for dividend yield, involve additional interest rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s use of derivatives and foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 11/30/16.The transfer agent has contractually agreed to cap transfer agency fees for
Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 11/30/15. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P Global Infrastructure Index tracks performance of stocks of large infrastructure companies around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as management or ownership of oil and gas storage and transportation; airport services;
highways and rail tracks; marine ports and services; and electric, gas and water utilities.
See www.franklintempletondatasources.com for additional data provider information.

12 | Annual Report

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$985.50	$7.14
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
C
Actual	$1,000	$982.40	$10.57
Hypothetical (5% return before expenses)	$1,000	$1,014.13	$10.74
R
Actual	$1,000	$985.60	$8.12
Hypothetical (5% return before expenses)	$1,000	$1,016.61	$8.25
R6
Actual	$1,000	$987.70	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41
Advisor
Actual	$1,000	$988.10	$5.67
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%;
C: 2.15%; R: 1.65%; R6: 1.08%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14 | Annual Report

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	FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Listed Infrastructure Fund
	Year Ended
	July 31,
	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.35	$10.00
Income from investment operations[b]:
Net investment income[c]	0.19	0.27
Net realized and unrealized gains (losses)	(0.34)	2.20
Total from investment operations	(0.15)	2.47
Less distributions from:
Net investment income	(0.19)	(0.11)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.39)	(0.12)
Net asset value, end of year	$11.81	$12.35

Total return[d]	(1.08)%	24.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.21%	4.03%
Expenses net of waiver and payments by affiliates[f]	1.45%	1.28%
Net investment income	1.62%	2.59%

Supplemental data
Net assets, end of year (000’s)	$28,568	$14,934
Portfolio turnover rate	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended
	July 31,
	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.28	$10.00
Income from investment operations[b]:
Net investment income[c]	0.11	0.22
Net realized and unrealized gains (losses)	(0.33)	2.16
Total from investment operations	(0.22)	2.38
Less distributions from:
Net investment income	(0.12)	(0.09)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.32)	(0.10)
Net asset value, end of year	$11.74	$12.28

Total return[d]	(1.78)%	23.95%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.91%	4.85%
Expenses net of waiver and payments by affiliates[f]	2.15%	2.10%
Net investment income	0.92%	1.77%

Supplemental data
Net assets, end of year (000’s)	$4,855	$2,988
Portfolio turnover rate	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended
	July 31,
	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.32	$10.00
Income from investment operations[b]:
Net investment income[c]	0.16	0.25
Net realized and unrealized gains (losses)	(0.33)	2.18
Total from investment operations	(0.17)	2.43
Less distributions from:
Net investment income	(0.15)	(0.10)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.35)	(0.11)
Net asset value, end of year	$11.80	$12.32

Total return[d]	(1.29)%	24.48%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.41%	4.35%
Expenses net of waiver and payments by affiliates[f]	1.65%	1.60%
Net investment income	1.42%	2.27%

Supplemental data
Net assets, end of year (000’s)	$62	$81
Portfolio turnover rate	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended
	July 31,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.23	0.26
Net realized and unrealized gains (losses)	(0.33)	2.24
Total from investment operations	(0.10)	2.50
Less distributions from:
Net investment income	(0.23)	(0.13)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.43)	(0.14)
Net asset value, end of year	$11.83	$12.36

Total return[d]	(0.75)%	25.20%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.17%	5.21%
Expenses net of waiver and payments by affiliates[f]	1.07%	1.03%
Net investment income	2.00%	2.84%

Supplemental data
Net assets, end of year (000’s)	$12	$12
Portfolio turnover rate	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended
	July 31,
	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.20	0.29
Net realized and unrealized gains (losses)	(0.31)	2.20
Total from investment operations	(0.11)	2.49
Less distributions from:
Net investment income	(0.22)	(0.12)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.42)	(0.13)
Net asset value, end of year	$11.83	$12.36

Total return[d]	(0.74)%	25.13%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.91%	3.85%
Expenses net of waiver and payments by affiliates[f]	1.15%	1.10%
Net investment income	1.92%	2.77%

Supplemental data
Net assets, end of year (000’s)	$556	$357
Portfolio turnover rate	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 19

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2015

Franklin Global Listed Infrastructure Fund
		Shares/
	Country	Units	Value
Common Stocks and Other Equity Interests 98.8%
Airport Services 12.7%
Aeroports de Paris (ADP)	France	4,710	$564,968
Auckland International Airport Ltd.	New Zealand	108,407	387,137
Flughafen Zuerich AG	Switzerland	1,030	845,057
Fraport AG	Germany	3,800	249,570
Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	7,187	566,910
Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	1,749	261,668
Japan Airport Terminal Co. Ltd.	Japan	19,000	1,012,025
Sydney Airport	Australia	104,251	427,524
			4,314,859
Construction & Engineering 1.0%
[a]Ferrovial SA	Spain	14,691	357,280
Electric Utilities 18.4%
Duke Energy Corp.	United States	4,170	309,497
Edison International	United States	11,170	670,312
Enel SpA	Italy	233,600	1,099,779
Enersis SA, ADR	Chile	7,962	120,306
Exelon Corp.	United States	9,980	320,258
Iberdrola SA	Spain	149,572	1,055,446
ITC Holdings Corp.	United States	18,720	632,362
NextEra Energy Inc.	United States	10,880	1,144,576
Portland General Electric Co.	United States	5,850	210,658
SSE PLC	United Kingdom	14,930	353,161
Xcel Energy Inc.	United States	9,900	343,233
			6,259,588
Gas Utilities 3.2%
AGL Resources Inc.	United States	8,780	422,143
Atmos Energy Corp.	United States	7,060	390,418
ENN Energy Holdings Ltd.	China	14,300	94,901
New Jersey Resources Corp.	United States	6,070	175,423
			1,082,885
Highways & Railtracks 18.7%
Abertis Infraestructuras SA	Spain	38,083	623,510
Atlantia SpA	Italy	78,006	2,083,876
Groupe Eurotunnel SE	France	102,820	1,477,854
Macquarie Atlas Roads Group	Australia	56,085	140,214
Qube Logistics Holdings Ltd.	Australia	101,058	180,251
Transurban Group	Australia	253,811	1,849,792
			6,355,497
Independent Power Producers & Energy Traders 0.5%
NRG Energy Inc.	United States	8,150	182,968
Integrated Telecommunication Services 0.5%
[a]Cellnex Telecom SAU	Spain	384	6,365
[a,b]Cellnex Telecom SAU, 144A	Spain	10,830	179,514
			185,879

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)
		Shares/
	Country	Units	Value
Common Stocks and Other Equity Interests (continued)
Marine Ports & Services 6.1%
China Merchants Holdings International Co. Ltd.	China	310,000	$1,137,611
COSCO Pacific Ltd.	China	232,000	304,040
DP World Ltd.	United Arab Emirates	7,677	174,652
Hutchison Port Holdings Trust	Singapore	283,600	170,160
Kamigumi Co. Ltd.	Japan	31,000	291,962
			2,078,425
Multi-Utilities 13.9%
Ameren Corp.	United States	7,310	300,295
Centrica PLC	United Kingdom	109,450	455,421
Dominion Resources Inc.	United States	14,450	1,036,065
Engie	France	17,640	338,801
National Grid PLC	United Kingdom	78,850	1,050,272
NorthWestern Corp.	United States	3,120	167,981
Public Service Enterprise Group Inc.	United States	9,800	408,366
Sempra Energy	United States	7,070	719,585
Suez Environnement Co.	France	13,970	267,853
			4,744,639
Oil & Gas Storage & Transportation 20.4%
Altagas Ltd.	Canada	17,750	485,855
[a]Cheniere Energy Inc.	United States	9,890	682,113
Cheniere Energy Partners LP	United States	3,236	97,145
Columbia Pipeline Group Inc.	United States	17,580	512,984
[a]Enbridge Energy Management LLC	United States	6,380	202,246
Enbridge Energy Partners LP	United States	4,822	151,556
Enbridge Inc.	Canada	20,410	889,651
Inter Pipeline Ltd.	Canada	8,900	186,179
Kinder Morgan Inc.	United States	25,080	868,771
Magellan Midstream Partners LP	United States	3,767	265,197
MarkWest Energy Partners LP	United States	2,262	148,025
Pembina Pipeline Corp.	Canada	13,300	387,133
SemGroup Corp., A	United States	1,190	84,597
Shell Midstream Partners LP	United States	12,133	515,167
Spectra Energy Corp.	United States	5,250	158,865
Ultrapar Participacoes SA, ADR	Brazil	11,676	239,358
Veresen Inc.	Canada	36,900	417,555
Western Gas Equity Partners LP	United States	3,776	221,500
The Williams Cos. Inc.	United States	8,560	449,229
			6,963,126
Renewable Electricity 2.0%
Boralex Inc., A	Canada	14,900	158,239
Pattern Energy Group Inc.	United States	20,990	512,786
			671,025

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)
		Shares/
	Country	Units	Value
Common Stocks and Other Equity Interests (continued)
Water Utilities 1.4%
American Water Works Co. Inc.	United States	5,850	$303,674
[a,c]Sound Global Ltd.	China	207,000	159,046
			462,720
Total Common Stocks and Other Equity Interests
(Cost $32,719,471)			33,658,891
Other Assets, less Liabilities 1.2%			393,887
Net Assets 100.0%			$34,052,778

See Abbreviations on page 34.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At July 31, 2015, the value of this security was $179,514, representing 0.53% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2015, the value of this security was $159,046, representing 0.47%
of net assets.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2015

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost	$32,719,471
Value	$33,658,891
Cash	117,949
Receivables:
Investment securities sold	238,925
Capital shares sold	82,311
Dividends	130,625
Affiliates	49,883
Other assets	11
Total assets	34,278,595
Liabilities:
Payables:
Investment securities purchased	171,274
Capital shares redeemed	30,310
Distribution fees	11,546
Accrued expenses and other liabilities	12,687
Total liabilities	225,817
Net assets, at value	$34,052,778
Net assets consist of:
Paid-in capital	$33,599,083
Undistributed net investment income	147,155
Net unrealized appreciation (depreciation)	936,889
Accumulated net realized gain (loss)	(630,349)
Net assets, at value	$34,052,778

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2015

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value	$28,567,850
Shares outstanding	2,418,643
Net asset value per share[a]	$11.81
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.53
Class C:
Net assets, at value	$4,855,028
Shares outstanding	413,498
Net asset value and maximum offering price per share[a]	$11.74
Class R:
Net assets, at value	$62,415
Shares outstanding	5,291
Net asset value and maximum offering price per share	$11.80
Class R6:
Net assets, at value	$11,833
Shares outstanding	1,000
Net asset value and maximum offering price per share	$11.83
Advisor Class:
Net assets, at value	$555,652
Shares outstanding	46,950
Net asset value and maximum offering price per share	$11.83

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2015

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends (net of foreign taxes of $63,723)	$934,936
Expenses:
Management fees (Note 3a)	304,531
Distribution fees: (Note 3c)
Class A	80,035
Class C	46,636
Class R	403
Transfer agent fees: (Note 3e)
Class A	50,686
Class C	9,536
Class R	165
Class R6	56
Advisor Class	1,941
Custodian fees (Note 4)	5,257
Reports to shareholders	24,056
Registration and filing fees	76,463
Professional fees	84,052
Amortization of offering costs	16,745
Other	9,577
Total expenses	710,139
Expense reductions (Note 4)	(100)
Expenses waived/paid by affiliates (Note 3f)	(231,871)
Net expenses	478,168
Net investment income	456,768
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(385,372)
Foreign currency transactions	(5,516)
Net realized gain (loss)	(390,888)
Net change in unrealized appreciation (depreciation) on:
Investments	(471,514)
Translation of other assets and liabilities denominated in foreign currencies	(2,843)
Net change in unrealized appreciation (depreciation)	(474,357)
Net realized and unrealized gain (loss)	(865,245)
Net increase (decrease) in net assets resulting from operations	$(408,477)

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

	Year Ended July 31,
	2015	2014 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$456,768	$207,096
Net realized gain (loss)	(390,888)	159,946
Net change in unrealized appreciation (depreciation)	(474,357)	1,411,246
Net increase (decrease) in net assets resulting from operations	(408,477)	1,778,288
Distributions to shareholders from:
Net investment income:
Class A	(341,492)	(82,128)
Class C	(38,398)	(4,949)
Class R	(1,004)	(152)
Class R6	(228)	(130)
Advisor Class	(14,227)	(995)
Net realized gains:
Class A	(398,036)	(7,079)
Class C	(75,949)	(318)
Class R	(1,327)	(13)
Class R6	(200)	(13)
Advisor Class	(24,403)	(30)
Total distributions to shareholders	(895,264)	(95,807)
Capital share transactions: (Note 2)
Class A	14,656,899	13,354,722
Class C	2,070,985	2,900,515
Class R	(15,503)	77,852
Class R6	—	10,000
Advisor Class	270,867	347,701
Total capital share transactions	16,983,248	16,690,790
Net increase (decrease) in net assets	15,679,507	18,373,271
Net assets:
Beginning of year	18,373,271	—
End of year	$34,052,778	$18,373,271
Undistributed net investment income included in net assets:
End of year	$147,155	$164,706

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Listed Infrastructure Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
	2015[a]		2014[b]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,760,814	$21,316,096	1,285,776	$14,305,910
Shares issued in reinvestment of distributions	46,733	542,339	2,260	26,877
Shares redeemed	(598,387)	(7,201,536)	(78,553)	(978,065)
Net increase (decrease)	1,209,160	$14,656,899	1,209,483	$13,354,722

Class C Shares:
Shares sold	332,603	$4,015,545	248,077	$2,954,795
Shares issued in reinvestment of distributions	9,848	113,657	446	5,166
Shares redeemed	(172,202)	(2,058,217)	(5,274)	(59,446)
Net increase (decrease)	170,249	$2,070,985	243,249	$2,900,515

Class R Shares:
Shares sold	1,610	$20,245	6,597	$77,811
Shares issued in reinvestment of distributions	170	1,977	4	51
Shares redeemed	(3,089)	(37,725)	(1)	(10)
Net increase (decrease)	(1,309)	$(15,503)	6,600	$77,852

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

2. Shares of Beneficial Interest (continued)
		Year Ended July 31,
	2015[a]			2014	[b]
	Shares	Amount	Shares			Amount
Class R6 Shares:
Shares sold			1,001			$10,010
Shares redeemed			(1)			(10)
Net increase (decrease)			1,000			$10,000
Advisor Class Shares:
Shares sold	125,197	$1,521,972	44,335			$513,363
Shares issued in reinvestment of distributions	3,281	37,718	64			763
Shares redeemed	(110,450)	(1,288,823)	(15,477)			(166,425)
Net increase (decrease)	18,028	$270,867	28,922			$347,701

aDuring the year, Class R6 did not report any share transactions.
bFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On July 15, 2015, the Board approved to set the rate at 0.25% per year for Class A, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$48,993
CDSC retained	$2,031

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2015, the Fund paid transfer agent fees of $62,384, of which $33,930 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 1.08% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

g. Other Affiliated Transactions

At July 31, 2015, Franklin Advisers, Inc., an affiliate of FT Institutional, owned 17.33% of the Fund’s outstanding shares.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2015, the Fund deferred post-October capital losses of $283,289.

The tax character of distributions paid during the years ended July 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$882,256	$95,807
Long term capital gain	13,008	—
	$895,264	$95,807

At July 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$33,117,423

Unrealized appreciation	$2,351,110
Unrealized depreciation	(1,809,642)
Net unrealized appreciation (depreciation)	$541,468

Undistributed ordinary income	$175,089
Undistributed long term capital gains	19,625
Distributable earnings	$194,714

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, aggregated $31,675,192 and $15,167,820, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Water Utilities	$303,674	$—	$159,046	$462,720
All Other Equity Investments[b]	33,196,171	—	—	33,196,171
Total Investments in Securities	$33,499,845	$—	$159,046	$33,658,891
[a]Includes common stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Listed Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Listed Infrastructure Fund (the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

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Tax Information (unaudited)

Franklin Global Listed Infrastructure Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $13,008 as a long term capital gain dividend for the fiscal year ended July 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $486,907 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 29.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $861,206 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on September 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0138	$0.1316	$0.1189
Class C	$0.0138	$0.1271	$0.1149
Class R	$0.0138	$0.1283	$0.1160
Class R6	$0.0138	$0.1381	$0.1248
Advisor Class	$0.0138	$0.1364	$0.1232

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

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TAX INFORMATION (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Global Listed Infrastructure Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global infrastructure funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Class A shares for the one-year period to be in the highest performing quintile of such performance universe. The Board, noting that this was a newer Fund, was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was within six basis points of the median of its Lipper expense group and its actual total expense ratio was six basis points below the median after a fee waiver. The Board was satisfied with the comparative expenses of such Fund, noting that the Fund was recently formed.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

SHAREHOLDER INFORMATION

cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

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Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $262,586 for the fiscal year ended July 31, 2015 and $275,804 for the fiscal year ended July 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended July 31, 2015 and $3,830 for the fiscal year ended July 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2015 and $916 for the fiscal year ended July 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $247,306 for the fiscal year ended July 31, 2015 and $183,395 for the fiscal year ended July 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.  Other services include certifying asset under management, XBRL tagging on financial statements, and compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $247,306 for the fiscal year ended July 31, 2015 and $188,141 for the fiscal year ended July 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                        N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                       N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 24, 2015

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date September 24, 2015